UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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PRIMO WATER CORPORATION
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 Primo Water Corporation
101 North Cherry Street, Suite 501
Winston-Salem, North Carolina 27101

March 28, 2019

Dear Stockholder:

We are pleased to invite you to the 2019 annual meeting of stockholders of Primo Water Corporation to be held at 1:00 p.m., Eastern Time, on May 2, 2019 at our corporate headquarters at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101.

The agenda for the 2019 annual meeting of stockholders includes:

•	the election of three (3) Class III directors for three-year terms;

•	an advisory vote on our executive compensation;

•	the approval of the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan;

•	the approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan; and

•	the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our 2019 fiscal year.

Our Board of Directors unanimously recommends that you vote FOR election of the director nominees, FOR the advisory vote on our executive compensation, FOR the approval of the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan, FOR the approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan and FOR ratification of the appointment of BDO USA, LLP.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully.

We look forward to your continued support.

Sincerely,

Matthew T. Sheehan President and Chief Executive Officer

PRIMO WATER CORPORATION
101 North Cherry Street, Suite 501
Winston-Salem, North Carolina 27101

Notice of 2019 Annual Meeting of Stockholders

Time and Date:	1:00 p.m., Eastern Time, on Thursday, May 2, 2019
Place:	Primo Water Corporation’s corporate headquarters 101 North Cherry Street, Suite 501 Winston-Salem, North Carolina 27101
Items of Business:	1.	Election of three directors nominated by our Board of Directors as Class III directors to serve until the 2022 annual meeting of stockholders;
	2.	Advisory vote on the compensation paid to our named executive officers;
	3.	Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan;
	4.	Approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan;
	5.	Ratification of the Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for 2019; and
	6.	Other matters if properly raised.
Record Date:	You may vote at the annual meeting if you were a stockholder of record at the close of business on March 12, 2019.
Voting:

For voting instructions, please refer to your enclosed proxy card or the voting instruction card provided by your bank or broker. Additional information about voting is also included in the accompanying proxy statement. Please vote as soon as possible to record your vote, even if you plan to attend the annual meeting in person.

Meeting Admission:	Attendance at the annual meeting is limited to stockholders as of the close of business on March 12, 2019, holders of valid proxies for the annual meeting and our invited guests.
By Order of the Board of Directors,
David J. Mills Chief Financial Officer and Secretary March 28, 2019

Important Notice Regarding the Availability of
Proxy Materials for the 2019 Annual Meeting of Stockholders
to be held on May 2, 2019

Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018 are available at www.proxyvote.com.

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PRIMO WATER CORPORATION
101 NORTH CHERRY STREET, SUITE 501
WINSTON-SALEM, NORTH CAROLINA 27101

2019 Proxy Statement Summary

The Board of Directors of Primo Water Corporation (“Primo” or the “Company”) is providing these materials to you in connection with Primo’s annual meeting of stockholders. The annual meeting will take place on Thursday, May 2, 2019, at 1:00 p.m. Eastern Time. The annual meeting will be held at our corporate headquarters at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101. The annual meeting notice, proxy statement and form of proxy are expected to be first sent to stockholders on or about March 28, 2019.

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.

Your Vote

Your vote is very important. Our Board of Directors is requesting you to allow your shares of Common Stock to be represented at our 2019 annual meeting of stockholders by proxies named on the proxy card.

How to Vote

You may vote if you were a stockholder as of the close of business on March 12, 2019. Stockholders of record may vote their shares prior to the annual meeting via the Internet, by mail or in person. Beneficial owners of shares held in “street name” may vote by following the voting instructions provided to them by their bank or broker.

Summary of Voting Proposals and Primo’s Voting Recommendations

Proposals	Board Recommendation	Page
PROPOSAL 1. Election of Directors
We are asking stockholders to vote on each director nominee to our Board of Directors named in this Proxy Statement.	FOR ALL	4
PROPOSAL 2. Advisory Vote on Executive Compensation
We are asking our stockholders to indicate their support for the compensation paid to our named executive officers in 2018 as described in this Proxy Statement.	FOR	65
PROPOSAL 3. Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan
We are asking our stockholders to approve the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan.	FOR	66
PROPOSAL 4. Approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan
We are asking our stockholders to approve Amendment No. 3 to the 2010 Employee Stock Purchase Plan.	FOR	72
PROPOSAL 5. Ratification of Appointment of Independent Registered Public Accounting Firm
We are asking our stockholders to approve our Audit Committee’s appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	FOR	76

Nominees for Election as Directors and Continuing Directors

					Committee Membership
Name	Age	Director Since	Director Class	Primary Occupation	AC	CC	N&G
Nominees for Election as Class III Directors
Richard A. Brenner*	55	2005	Class III	CEO, Image Wizards, LLC	☐
Susan E. Cates*	48	2014	Class III	Lead Independent Director, Primo Water; Former Chief Operating Officer, 2U, Inc. (NASDAQ: TWOU)		☐
Charles A. Norris*	73	2016	Class III	Chairman of the Board, FreshPet, Inc. (NASDAQ: FRPT); Former Chairman of the Board, Glacier Water Services, Inc.	☐	☐
Continuing Directors
Emma S. Battle*	58	2019	Class I	President and CEO, MarketVigor; President and CEO, Higher Education Works; Former Senior Director of Online Marketing, Red Hat (formerly NYSE: RHT)	☐		☐
Jack C. Kilgore*	70	2011	Class I	Former President of Consumer Products Division, Rich Products Corporation		☐	☐
Billy D. Prim	63	2004	Class I	Executive Chairman of the Board of Directors of Primo Water; Former CEO of Primo Water; Former CEO and Chairman of Blue Rhino Corporation
Malcolm McQuilkin*	72	2005	Class II	President, Pioneer Strategic Sourcing, LLC; Former President of Blue Rhino Global Sourcing, LLC	☐		☐
Matthew T. Sheehan	44	2016	Class II	President and CEO, Primo Water
David L. Warnock*	61	2005	Class II	Founder and Senior Partner, Camden Partners Holdings, LLC			☐
*	Independent	Chair	☐	Member

AC = Audit Committee;    CC = Compensation Committee;    N&G = Nominating and Governance Committee

The above committee memberships were recommended by our Nominating and Governance Committee and approved by our Board of Directors in February 2019 and will become effective at the 2019 Annual Meeting. For a complete list of committee members effective until the 2019 Annual Meeting, please see “Board Committees” beginning on page 21 below.

Proposal 1 – Election of Directors

Proposal 1 – Election of Directors

WHAT YOU ARE VOTING ON:

At the 2019 Annual Meeting, three Class III directors are to be elected to hold office until the 2022 Annual Meeting and until their successors are elected and qualified, or until the directors either resign or are removed from office.

Our Board of Directors consists of three classes of directors, each serving a staggered three-year term. Upon the recommendation of our Nominating and Governance Committee of our Board of Directors, Richard A. Brenner, Susan E. Cates and Charles A. Norris are each nominated as a Class III director to serve three-year terms until the annual meeting of stockholders in 2022 and until their successors are elected and qualified. Messrs. Brenner and Norris and Mrs. Cates each currently serves as a director and has agreed to be named in this proxy statement and serve if elected.

Although we know of no reason why any nominee would not be able to serve, if any such nominee is unavailable for election, the proxies intend to vote your shares for any substitute nominee proposed by our Board of Directors.

Corporate Governance Enhancement – Majority Voting Policy

The three nominees receiving the highest number of affirmative votes will be elected as directors to serve until the 2022 annual meeting of stockholders. Votes withheld by stockholders, broker non-votes and abstentions will have no effect on the outcome of the director elections.

In January 2019, our Board of Directors adopted new Corporate Governance Guidelines which provide that, in any uncontested election of directors, in the event that a nominee does not receive a majority of the votes cast in respect of such director’s election, the Board of Directors expects such nominee to tender his or her resignation to the Nominating and Governance Committee and the Board of Directors, regardless of whether such nominee received the votes necessary for election under our Bylaws. The Nominating and Governance Committee will act on an expedited basis to determine whether to recommend to the Board of Directors whether to accept such director’s resignation. The Board of Directors will make, and publicly disclose, its decision with respect to the acceptance or rejection of a resignation tendered pursuant to this policy within 90 days after the certification of the results of the meeting of stockholders at which such director’s nomination was considered, and such public disclosure will include the rationale underlying such decision. The Nominating and Governance Committee and the Board of Directors expect the director whose resignation is under consideration to abstain from participating in any decision regarding such resignation.

Proposal 1 – Election of Directors

Director Nomination Process

Our Board of Directors has a standing Nominating and Governance Committee comprised solely of independent directors. Our Board of Directors has delegated to its Nominating and Governance Committee the responsibility for establishing membership criteria for our Board of Directors, identifying individuals qualified to become directors consistent with such criteria and recommending the director nominees.

Our Nominating and Governance Committee actively searches for director nominees whose complementary knowledge, experience and skills provide a broad and diverse spectrum of perspectives and leadership experience in the beverage sector and broader consumer product goods industry, strategic planning, finance and accounting, risk management, marketing and distribution, corporate governance and other skills important to the development, execution and oversight of our long-term strategy. In identifying potential director candidates, the Nominating and Governance Committee seeks input from its Committee members, other directors and management. The Nominating and Governance Committee may engage the services of search firms and advisors to help identify and screen potential director nominees. The Nominating and Governance Committee will also consider director candidates appropriately recommended by stockholders, and the Nominating and Governance Committee will discuss with the Board of Directors any candidates who were considered by the Nominating and Governance Committee but not recommended for election or re-election.

In identifying and assessing director candidates, the Nominating and Governance Committee considers, among other things:

•	roles and contributions valuable to the business community;

•

personal qualities of leadership, character, judgment and whether the candidate possesses and maintains throughout Board service a reputation of integrity, trust, respect, competence and adherence to the highest ethical standards;

•	relevant knowledge and diversity of background, viewpoint and experience;

•	whether the candidate is free of conflicts and has the time and willingness required for active preparation, participation and attendance at all meetings;

•	applicable Nasdaq listing standards;

•	the number of other public and private company boards on which a director candidate serves;

•	a commitment to protecting stockholder value and

•	the current needs of the Board, including the need for specific industry or professional experience.

Our Board of Directors believes that diverse membership with varying perspectives and breadth of experience is an important attribute to a well-functioning Board of Directors, promotes the inclusion of different perspectives and ideas, and results in both better corporate governance and improved corporate performance. Our Board of Directors believes that the benefits of inclusion and diversity are critical to our long-term success and viability in an increasingly dynamic and competitive business environment. To this end, as set forth in our Board Diversity and Qualifications Policy, diversity (based on factors commonly associated with diversity such as race, gender, national origin, religion or sexual orientation or identity, as well as on broader principles such as diversity of perspective and experience) is one of many elements to be considered in evaluating a particular candidate for appointment to the Board of Directors. Please see “Board Diversity” beginning on page 21 of this Proxy Statement for a more in-depth discussion of the consideration of diversity-related factors by the Board of Directors in its nomination considerations.

Proposal 1 – Election of Directors

Our Board of Directors also assesses director age and tenure of Board service and seeks to attain a reasonable balance between the perspectives of new directors and the industry and institutional knowledge offered by existing directors. In determining whether to recommend a director for re-election to the Board of Directors, our Nominating and Governance Committee will consider, among other factors, the director’s participation in and contributions to the Board, the results of the most recent Board evaluation, and the director’s record of past attendance at Board and committee meetings. Further, under our Corporate Governance Guidelines, no person is eligible for election or re-election as a director if, at the time of such election, he or she is 75 or more years of age, unless our Board of Directors affirmatively determines otherwise.

All director candidates, including candidates appropriately recommended by stockholders, are evaluated in accordance with the process described above.

Stockholder Recommendations of Director Candidates

Stockholders who wish to recommend director candidates for consideration by the Nominating and Governance Committee may do so by submitting a written recommendation to our Corporate Secretary at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101. Such recommendation must include a detailed background of the suggested candidate that demonstrates how the individual meets the criteria set forth above. If a candidate proposed by a stockholder or other source meets such criteria, the individual will be considered on the same basis as other candidates in accordance with the director nomination process set forth above.

Recommendations by stockholders for director candidates to be considered for the 2020 annual meeting of stockholders must be delivered to Primo’s Corporate Secretary not earlier than the close of business on January 3, 2020 and not later than the close of business on February 2, 2020. Recommendations by stockholders for director candidates to be considered for inclusion in the proxy statement and form of proxy relating to the 2020 annual meeting of stockholders must be received no later than November 28, 2019. Notice of a director nomination must be submitted in accordance with the requirements set forth in our bylaws which include requirements to provide the name and address of the stockholder making the recommendation, a representation that the recommending stockholder is a record holder of our common stock, all information regarding the nominee that would be required to be set forth in a proxy statement and the consent of the nominee to serve as a director. Appropriate submission of a recommendation by a stockholder does not guarantee the selection of the stockholder’s candidate or the inclusion of the candidate in our proxy statement; however, the Nominating and Governance Committee will consider any such candidate in accordance with the director nomination process described above.

Nominees for Director and Continuing Directors

Nominees for Director and Continuing Directors

Set forth below are the names and ages of nominees to be elected at the 2019 Annual Meeting and each of the continuing directors and each of their principal occupations, business experience. We also discuss below the qualifications, attributes and skills that make each nominee and continuing director a strong fit for service on our Board of Directors.

Nominees for Class III Directors

Richard A. Brenner	Director Since: 2005	Age: 55
Position: Director Current Class of Director: III Current Term Expiration: 2019

Richard A. Brenner has served on our Board of Directors since 2005. He leverages his broad and extensive experience serving as a member on numerous boards and as a long-tenured executive leading various companies.

Mr. Brenner is currently the Chief Executive Officer of Image Wizards, LLC (a leading provider of metal prints) and previously served as the Vice Chairman of Entrematic (formerly Amarr Garage Doors, a manufacturer and distributor of garage doors). Mr. Brenner also served as Entrematic’s Chief Executive Officer from July 2002 until November 2014 and its President from July 1993 until June 2002.

Mr. Brenner currently serves on several boards of private and nonprofit entities, including ABC of North Carolina, Samet Corporation, Fuel Rod, Computer Credit, Inc., Winston-Salem Chamber of Commerce and the Wake Forest University Health Sciences Board, where he has been a member of the Audit, Compliance, and Investment Policy Committees. He previously served on the board of directors of Blue Rhino Corporation (“Blue Rhino”), a provider of propane cylinder exchange and complementary propane and non-propane products from 1998 to 2004 at which time he led the independent special committee that oversaw its sale. Mr. Brenner previously served on the board of directors of Southern Community Bancshares, Inc. from 2002 to 2004 where he was a member of the Loan and Trust Committees. Mr. Brenner earned a bachelor’s degree in business from the University of Georgia.

Mr. Brenner’s significant executive and board service experience position him well on the Board of Directors.

Nominees for Director and Continuing Directors

Susan E. Cates	Director Since: 2014	Age: 48
Position: Lead Independent Director Current Class of Director: III Current Term Expiration: 2019

Susan E. Cates has served on our Board of Directors since 2014, currently serves as the Chair of the Audit Committee, and was appointed as the Lead Independent Director in January 2019. Ms. Cates leverages her 20+ years in finance as an advisor, investor, and operator to counsel several early stage to mature companies as well as to advise public and private universities, including the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill (“UNC”), where she co-chairs the Nominations and Governance Committee of the Board of Advisors.

Ms. Cates served as the Chief Operating Officer of 2U, Inc. (NASDAQ: TWOU) (“2U”) from 2016 to 2017, a leading provider of digital education services to universities around the world. At 2U, Ms. Cates oversaw all aspects of delivery of the company’s services to universities, including marketing, technology, content and university relationship management, as well as human resources. Over the course of her tenure at 2U, where she co-led the company’s sole international acquisition in South Africa and created centralized data analytics and talent management functions, the company approximately doubled its size in terms of employees, market capitalization, and revenue. Prior to joining 2U, Ms. Cates served as the President of Executive Development at UNC’s Kenan-Flagler Business School from 2008 to 2016, and as the founding Executive Director of MBA@UNC from 2010 to 2016. Prior to joining UNC, Ms. Cates was a partner with Best Associates, a Dallas-based private equity firm, where she led the identification, acquisition and oversight of multiple domestic and international companies operating in the education sector, including leading M&A efforts for Best Associates’ largest portfolio company and closing a series of acquisitions and partnerships in South America. Ms. Cates developed extensive experience identifying and acquiring a foothold in highly regulated industries while bringing in new strategies to accelerate growth. Prior to joining Best Associates, she co-founded ThinkEquity Partners (“ThinkEquity”), a boutique investment bank in New York, with former colleagues from Merrill Lynch & Co. (“Merrill Lynch”). At ThinkEquity, Ms. Cates headed the education investment banking practice with responsibility for business development, client relationships and deal execution. Prior to co-founding ThinkEquity, she worked in investment banking at Merrill Lynch in New York, as well as in corporate lending at Wachovia Bank in Atlanta.

Ms. Cates earned a bachelor’s degree in public policy studies from Duke University and a MBA from the Kenan-Flagler Business School at UNC.

Ms. Cates’ extensive executive, financial and transactional experience position her well to serve as a member of the Company’s Board of Directors.

Charles A. Norris	Director Since: 2016	Age: 73
Position: Director Current Class of Director: III Current Term Expiration: 2019

Charles A. Norris has served on our Board of Directors since the Company’s acquisition of Glacier Water Services Inc. (“Glacier Water”) in December 2016.

Mr. Norris previously served as the Chairman of Glacier Water from 2001 until its sale to Primo. Mr. Norris served as President of McKesson Water Products Company, a bottled water company and division of McKesson Corporation (NYSE: MCK), from 1990 until he retired in October 2000. From 1981 through 1989, Mr. Norris served as President of Deer Park Spring Water Company, initially a division of Nestle USA, and led an investor group that acquired the business in 1985 before selling it to Clorox in 1987. He remained with Clorox through 1989 following their acquisition of Deer Park. From 1973 to 1985, Mr. Norris served in various operational executive positions with Nestle in both Switzerland and the United States. Mr. Norris served as President of the International Bottled Water Association from 1981 to 1982, and is a former Trustee of the Drinking Water Research Foundation.

Mr. Norris is currently Chairman of the Board of FreshPet, Inc. (NASDAQ: FRPT, a pet food manufacturer), a role that he has held since its founding in 2006. He was previously a member of the board of directors of Advanced Engineering Management and MP Holdco LLC and was Chairman of the Board of Day Runner, Inc. from September 2001 until it was acquired in November 2003. Mr. Norris earned a bachelor’s degree from the University of Rochester and an MBA from Northeastern University.

Mr. Norris provides the Board of Directors with extensive director and executive leadership experience, particularly within the water industry, having completed dozens of acquisitions, both domestically and internationally, and having led some of the top private and public companies in the water industry as they achieved superior shareholder returns.

Nominees for Director and Continuing Directors

Continuing Directors – Class I

Emma S. Battle	Director Since: 2019	Age: 58
Position: Director Current Class of Director: I Current Term Expiration: 2020

Emma S. Battle is currently the President and Chief Operating Officer of MarketVigor, LLC, a strategic consulting, e-commerce marketing and digital analytics firm. Ms. Battle was previously the President and Chief Operating Officer of CRISP Agency, before which she was a Senior Director at Red Hat (formerly NYSE: RHT) and a Vice President at Hanesbrands Inc. (NYSE: HBI). Ms. Battle holds a BA in Economics from Duke University and an MBA from Harvard Business School.

Ms. Battle also applies the leadership and operational skills that she gained in the private sector to benefit non-profit organizations dedicated to improving the quality of local education and culture. As some of Primo’s largest shareholders call for boards and management to oversee the sustainable initiatives of their businesses, Ms. Battle’s dedication to volunteerism and local service will markedly enhance the our Board of Directors.

Jack C. Kilgore	Director Since: 2011	Age: 70
Position: Director Current Class of Director: I Current Term Expiration: 2020

Jack C. Kilgore has served on our Board of Directors since 2011 and currently serves as the Chair of the Compensation Committee. He leverages his 36+ years of food industry experience with major retailers nationwide, extensive knowledge of and experience in the consumer packaged goods industry, board and compensation committee experience, and substantial executive and managerial experience.

From 2004 to 2014, Mr. Kilgore served as President of the Consumer Products Division of Rich Products Corporation (a leading supplier and solutions provider to the foodservice, in-store bakery, and retail marketplaces) where he led the company’s consumer packaged goods business, managed several acquisitions, and oversaw global food safety and quality assurance. He joined Rich Products Corporation in 1978 where he advanced through various levels of increasing responsibility to the executive level.

Mr. Kilgore currently serves as Chairman of the Board of South Coast Bank & Trust (a community bank based in Georgia) and as Chair of the Compensation Committee, and also serves as a director of the bank’s holding company, WBT BankShares Inc. He also serves on the board of PB2 Foods, Inc. (a maker of plant-based food products) and is the former Chairman of the National Fisheries Institute. Mr. Kilgore is also currently serving and has previously served in various leadership positions for a number of not-for-profit entities. Mr. Kilgore earned a bachelor’s degree in industrial management from Georgia Tech.

Mr. Kilgore’s abundant experience as an executive in the food and consumer packaged goods industries, along with his vast executive and managerial experience, position him well to serve as a member of the Board of Directors.

Nominees for Director and Continuing Directors

Billy D. Prim	Director Since: 2004	Age: 63
Position: Executive Chairman Current Class of Director: I Current Term Expiration: 2020

Billy D. Prim founded Primo in 2004 and has served on the Board of Directors since inception and has served as Executive Chairman since June 2017. Previously, Mr. Prim was the Company’s Chairman and Chief Executive Officer. Prior to founding Primo, Mr. Prim founded Blue Rhino Corporation, a provider of propane cylinder exchange and complementary propane and non-propane products, in March 1994 and served as its Chief Executive Officer and Chairman of the Board. Mr. Prim led Blue Rhino’s initial public offering in May 1998 and remained its Chief Executive Officer until April 2004, when Blue Rhino was acquired by Ferrellgas Partners, L.P. (“Ferrellgas”) at which time he was elected to the board of directors of Ferrellgas on which he served until November 2008. Mr. Prim previously served on the board of directors of Southern Community Bank and Trust from 1996 through 2005, its previous parent company, Southern Community Financial Corporation, and Towne Park Ltd. Mr. Prim also serves on the Wake Forest School of Business Board of Visitors and the Wake Forest Institute for Regenerative Medicine Advisory Board.

Mr. Prim brings extensive business, managerial and leadership experience to the Company’s Board of Directors. His service as an executive and a director of the Company provides the Board of Directors with a vital understanding and appreciation of the business. Mr. Prim has accumulated substantial corporate and shareholder governance expertise through his many years of public company experience. In addition, Mr. Prim’s leadership abilities, his experience at Blue Rhino Corporation and his extensive knowledge of the bottled water industry position him well for service on the Company’s Board of Directors.

Continuing Directors – Class II

Malcolm McQuilkin	Director Since: 2005	Age: 72
Position: Director Current Class of Director: II Current Term Expiration: 2021

Malcolm McQuilkin has served on our Board of Directors since 2005. Mr. McQuilkin is currently the President of Pioneer Strategic Sourcing LLC., an OEM supplier to the auto industry, and he previously served as the President of Blue Rhino Global Sourcing, LLC, an import and design company and a wholly-owned subsidiary of Ferrellgas Propane Partners. From 1990 until 2000, Mr. McQuilkin was the Chief Executive Officer of Uniflame, Inc., which was acquired by Blue Rhino in 2000.

Mr. McQuilkin has extensive international business expertise, which includes building sales and distribution networks in Asia, Europe, South America, and Canada. Mr. McQuilkin’s strong leadership experience and his extensive knowledge of complex financial and operational issues facing large companies make him an invaluable member of the Board of Directors.

Nominees for Director and Continuing Directors

Matthew T. Sheehan	Director Since: 2016	Age: 44
Position: President, Chief Executive Officer and Director Current Class of Director: II Current Term Expiration: 2021

Matthew T. Sheehan has served as our President and Chief Executive Officer since May 2017 and as a director since October 2016. From June 2013 until May 2017, Mr. Sheehan served as our President and Chief Operating Officer, and he served as Chief Operating Officer from December 2012 until June 2013. He leverages his vast financial, managerial, and leadership experience in the bottled water industry.

Prior to joining our Company he held the following positions in Sales and Business Development at Redbox (a leading retailer specializing in movie and video game rental services via automated retail kiosks): Vice President, Strategic Venture Advisor in 2011; Vice President, Sales and Business Development from 2006 to 2011; and Director of Business Development from 2005 to 2006. Prior to Redbox, Mr. Sheehan served as the Sales Director, Transportation Solutions at Manhattan Associates, a provider of supply chain software for retail, distribution, transportation, and manufacturing industries. Mr. Sheehan began his career with Streamline.com, a home grocery delivery business, in Supply Chain and Logistics as well as Business Services. Mr. Sheehan is Chairman-elect of the Alumni Advisory Board of the MBA program at Pennsylvania State University (“Penn State”). Mr. Sheehan earned a bachelor’s degree in communications and business management from Bentley University and a MBA from the Penn State College of Business.

Mr. Sheehan’s extensive financial, managerial and leadership experience and knowledge of the bottled water industry and Primo’s operations position him well for service on the Board of Directors.

David L. Warnock	Director Since: 2005	Age: 61
Position: Director Current Class of Director: II Current Term Expiration: 2021

David L. Warnock has served on our Board of Directors since 2005 and currently serves as the Chair of the Nominating and Governance Committee. Throughout his extensive career in private investment management, Mr. Warnock served on the boards of various businesses and not-for-profit entities.

Mr. Warnock is a founder and senior partner of Camden Partners Holdings, LLC (a private investment management firm established in 1995). He serves as the Chairman of New Horizons Worldwide, Inc. and Calvert Education Services, LLC. Mr. Warnock also serves on the board of numerous private companies in the context of his role as a general partner of Camden Partners funds. He also serves as a member of the board of several not-for profit entities, including Green Street Academy and the Georgia O’Keeffe Museum. Mr. Warnock earned a bachelor’s degree in history from the University of Delaware and a master’s in finance from the University of Wisconsin.

Mr. Warnock brings to our Board of Directors a unique and valuable perspective from his years of experience in private investment management. Mr. Warnock’s business acumen and his financial, managerial, leadership and board service experience position him well to serve on our Board of Directors.

Corporate Governance

Corporate Governance

Recent Corporate Governance Enhancements

Earlier this year, our Board of Directors approved a series of corporate governance-related enhancements to strengthen and improve our commitment to adopting and enforcing strong corporate governance practices.

Summary of Corporate Governance Enhancements
Majority Voting Policy

In the event that a director nominee does not receive a majority of the votes cast in respect of such director’s election in an uncontested election, the Board expects such nominee to tender his or her resignation to the Nominating and Governance Committee and the Board. The Board will act on an expedited basis to determine whether to accept such resignation.

Board Diversity Policy

Our Board of Directors adopted its Board Diversity and Qualifications Policy to formally codify the consideration given by the Board to diversity and other important qualifications in its identification and assessment of director nominees.

Corporate Governance Guidelines

Our Board of Directors adopted a new set of Corporate Governance Guidelines to assist the Board and its committees in the exercise of its responsibilities and to establish a common set of expectations and guidelines to provide a strong and robust governance framework for the Company. Topics covered include, among others, (i) the majority voting policy summarized above; (ii) director tenure and age limits; (iii) limits on service on other public company boards and (iv) Board and Committee self-evaluations.

Lead Independent Director

The independent members of our Board of Directors elected Susan Cates to serve as Lead Independent Director, and her key responsibilities and obligations are set forth below under “Duties of Lead Independent Director.”

Committee Membership Refreshment

Formally codified within our Corporate Governance Guidelines our Board’s policy to periodically recommend rotation of the chairperson and memberships of the Compensation Committee on a periodic basis, in each case, giving consideration to the duration of each director’s tenure on the Compensation Committee (including a director’s tenure as chair of the Compensation Committee) and the qualifications and attributes of each director. For all other committees, the Board of Directors expects but does not mandate periodic rotation of committee assignments and chairs. In connection with this committee refreshment policy, in February 2019, our Board approved a substantial refreshment of the composition of the committees of the Board of Directors, including a new chairperson and two new committee members of the Compensation Committee.

Committee Charters	Each committee approved newly amended and restated committee charters to enact a number of “best practices” approaches developed since the last committee charter adoptions.
Stockholder Engagement

Our Board and senior management team engaged in extended and thorough discussions with key stockholders throughout the last twelve months to discuss enhancements to our corporate governance and executive compensation practices, policies, programs and procedures.

Corporate Governance

Our Board of Directors

Structure and Composition

Primo is governed by our Board of Directors and various committees of the board that meet throughout the year. Our Board of Directors and its committees have general oversight responsibility for the affairs of Primo.

Our certificate of incorporation provides that our Board of Directors will consist of between three and 12 members with the precise number to be determined by our Board of Directors. Our Board of Directors currently consists of nine directors. Our certificate of incorporation also provides that any vacancies or newly-created directorships may be filled only by the remaining members of our Board of Directors.

Since our initial public offering in 2010, our Board of Directors has been classified into three separate and equal classes (Classes I, II and III), with one class of directors nominated for re-election each year. Our Board of Directors believes the classification of the Board is important to our philosophy of managing and promoting the Company’s long-term growth. Given the highly competitive nature of our business and the complexity and evolution of the retail industry more broadly, it can take several years to gain a robust understanding of our business and strategy, the Company’s organization and structure, our customers and our industry. Having each of our directors stand for re-election every three years is intended to promote continuity and stability of strategy and business direction for the best long-term interests of our stockholders, the confidence of our customers and retail partners, and the long-term expectations of other stakeholders.

Board Qualifications

The Nominating and Governance Committee Charter specifies eight criteria which our Nominating and Governance Committee considers as it identifies and assesses candidates for membership to the Board of Directors, consisting of (i) roles and contributions valuable to the business community; (ii) personal qualities of leadership, character, judgment and whether the candidate possesses and maintains throughout Board service a reputation of integrity, trust, respect, competence and adherence to the highest ethical standards; (iii) relevant knowledge and diversity of background, viewpoint and experience; (iv) whether the candidate is free of conflicts and has the time and willingness required for active preparation, participation and attendance at all meetings; (v) applicable Nasdaq listing standards; (vi) the number of other public and private company boards on which a director candidate serves; (vii) a commitment to protecting stockholder value and (viii) the current needs of the Board, including the need for specific industry or professional experience. The Board of Directors also assesses director age and tenure of Board service and seeks to attain a reasonable balance between the perspectives of new directors and the industry and institutional knowledge offered by existing directors.

Corporate Governance

In addition to the eight criteria set forth above, in connection with a series of enhancements to Primo’s corporate governance policies, practices and procedures, in January 2019 the Board of Directors adopted, upon the recommendation of the Nominating and Governance Committee, a new Board Diversity and Qualifications Policy which reflects the Board of Directors’ commitment to selecting ideal candidates for Board service (the “Board Diversity Policy”). As set forth in the Board Diversity Policy, the Board of Directors has identified the following qualifications, attributes, experiences and skills important to be represented on the Board of Directors as a whole, considering Primo’s current and future goals:

Leadership Experience:

Senior leadership experience as board chair, chief executive officer or president or other leadership experience in consumer goods and packaging, retail or similar industries; experience in mergers, acquisitions, strategic partnerships and strategic planning

Marketing and Consumer Experience:

Experience in consumer packaging and goods omni-channel branding and marketing; managing retailers’ transition to omni-channel approach; e-commerce, digital and online marketing; retailer relationships

Financial Expertise:

Accounting or related financial management expertise; experience with public company annual and quarterly reporting requirements; knowledge of finance, lending and credit markets; financial oversight; prior audit committee service

Manufacturing and Distribution Experience:	Experience in manufacturing, distribution and logistics in the consumer packaging and goods; international commerce; retail omni-channels
Risk Assessment and Capital Management Experience:	Enterprise risk management experience; knowledge of capital allocation and/or business risk
Corporate Governance Enhancement – Board Diversity

Our Board of Directors believes in diversity as a core value and recognizes that diversity is a strategic driver of our success. Our Board of Directors believes that diverse membership with varying perspectives and breadth of experience is an important attribute to a well-functioning Board of Directors, promotes the inclusion of different perspectives and ideas, and results in both better corporate governance and improved corporate performance. Our Board of Directors believes that the benefits of inclusion and diversity are critical to our long-term success and viability in an increasingly dynamic and competitive business environment. In addition, our Board’s commitment to diversity aligns its interests with those of many of its key constituencies, including our customers, the consumers of its products and services, its employees and its stockholders. To this end, as set forth in the Board Diversity and Qualifications Policy, diversity (based on factors commonly associated with diversity such as race, gender, national origin, religion or sexual orientation or identity, as well as on broader principles such as diversity of perspective and experience) is one of many elements to be considered in evaluating a particular candidate for appointment to the Board of Directors. A number of these factors of diversity, and specifically the factors of racial and gender diversity, have been considered by the Board of Directors in filling all vacancies arising on the Board of Directors since the adoption of the Board Diversity and Qualifications Policy, including in respect of the appointment of Emma S. Battle in February 2019.

The Board Diversity and Qualifications Policy also provides that the Nominating and Governance Committee is responsible, on an annual basis, for reviewing and evaluating the size, composition, function and duties of the Board of Directors consistent with its needs and, in connection with such review, our Nominating and Governance Committee and our Board will consider the benefits of all aspects of diversity, including the factors set forth above, and will consider whether, and if so how, to identify new candidates for service on the Board of Directors. In addition, in connection with its annual self-performance evaluation, our Nominating and Governance Committee will consider the balance of skills, experience, independence and knowledge of our business on our Board of Directors and the diversity of representation of our Board of Directors, including how our Board of Directors works together as a unit and other factors relevant to effectiveness. Our Nominating and Governance Committee will also review whether the Board’s approach to diversity is functioning effectively.

Corporate Governance

In addition, the Board Diversity and Qualifications Policy provides that the Nominating and Governance Committee will discuss and agree, on an annual basis, on any and all measureable objectives for achieving diversity on the Board of Directors. At any given time, the Board of Directors may seek to improve one or more aspects of its diversity and measure progress accordingly. The Board Diversity and Qualifications Policy provides that our Nominating and Governance Committee, when identifying potential new Board members or filling a vacancy on the Board of Directors, will seek women and diverse candidates.

Director Responsibilities

Each director has the basic and essential responsibility to exercise their business judgment to act in a manner he or she reasonably believes to be in the best interests of the Company and its stockholders and to carry out his or her obligations in accordance with their duties of loyalty, good faith and due care. In carrying out these obligations, our directors rely on the honesty, integrity and good faith of the Company’s senior executives, outside advisors and independent auditors.

Board Administration

Code of Conduct. We are committed to operating with the highest level of integrity, responsibility and accountability. Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, including our Executive Chairman and Chief Executive Officer. The Code of Business Conduct and Ethics describes each director’s, officer’s and employee’s responsibility to conduct business with the highest standards of conduct in every business relationship—within Primo and with our customers, business partners and competitors. Among other matters, the Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote (i) honest and ethical conduct by everyone associated with the Company, including the ethical handling of actual or apparent conflicts of interest; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we submit to the SEC and in our other public communications; (iii) compliance with applicable laws, rules and regulations; (iv) prompt internal reporting of any violation of the Code of Business Conduct and Ethics to the appropriate Primo personnel and (v) accountability for adherence to the Code of Business Conduct and Ethics. A copy of our Code of Business Conduct and Ethics is available on our corporate website (www.primowater.com). Our Board of Directors is strongly predisposed not to waive any provisions of the Code of Business Conduct and Ethics. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Corporate Governance

Meetings and Executive Session. Directors are expected to attend meetings of the Board of Directors and its committees and the annual meeting of stockholders. In 2018, our Board of Directors held 6 meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees to which such director was assigned except for Mr. Brenner who attended 70% of the total number of meetings of the committees to which he was assigned in 2018. In addition, all directors serving on our Board of Directors at the time of the 2018 annual meeting of stockholders attended the annual meeting. The independent directors meet regularly in executive session without the presence of management directors or other Primo officers or employees. The Lead Independent Director presides over all executive sessions.

Corporate Governance

Corporate Governance Enhancement – Corporate Governance Guidelines

Earlier this year, our Board of Directors approved a series of corporate governance-related enhancements to strengthen and improve our commitment to adopting and enforcing strong corporate governance practices. Our Board of Directors adopted a new set of Corporate Governance Guidelines to assist the Board and its committees in the exercise of its responsibilities and to establish a common set of expectations and guidelines to provide a strong and robust governance framework for the Company. Among other topics, the Corporate Governance Guidelines address the following matters:

•

Board Evaluation. Our Board of Directors assessed that a vigorous annual evaluation process of the Board, its committees and each director is necessary and critical to maintain and enhance our corporate governance practices. Accordingly, in March 2019, our Board of Directors completed its first confidential performance evaluation to determine whether it and its committees are performing adequately and effectively. Our Board of Directors will conduct such an evaluation annually. As part of the evaluation, each director completes a written self-assessment questionnaire with a variety of questions designed to gather suggestions for improving the effectiveness of the Board of Directors and to solicit feedback on a range of issues, including Board composition, Board dynamics, the Board’s relationship with senior management, Board agendas and meetings, Board processes and Board committees. The Lead Independent Director works in conjunction with the chair of the Nominating and Governance Committee to design, implement, monitor and oversee the performance evaluation process.

•

Availability for Board Service. Our Board of Directors recognizes that its members benefit from service on the boards of other companies. However, our Board of Directors also believes it is critical that directors have the ability to dedicate sufficient time and energy to their service on the Primo Board of Directors. To that end, our Board of Directors imposes the following limitations on each director’s service on boards of other public companies: (i) directors cannot serve on more than three public company boards in addition to the Primo Board of Directors (for a total of four public company boards); (ii) a Board member who also serves as chief executive officer of another public company cannot serve on more than one other public company board in addition to the Primo Board of Directors (for a total of two public company boards) and (iii) directors cannot serve on more than three public company audit committees (including our Audit Committee). Directors who are considering joining the board of another entity (whether for-profit or non-profit) must provide timely notice to the Executive Chairman and the chair of the Nominating and Governance Committee before accepting the invitation to serve on such board.

•

Age and Tenure. Under our Corporate Governance Guidelines, no person is eligible for election or re-election as a director if, at the time of such election, he or she is 75 or more years of age, unless our Board of Directors affirmatively determines otherwise. Other than this mandatory retirement age, our Board of Directors does not impose term limits on directors, though the Nominating and Governance Committee will review the continuation of each director nominated for election and monitor each director’s performance through the evaluation process described above.

•

Director Orientation and Education. In order to become familiar with Primo and the functioning of our Board of Directors, newly-appointed directors receive a variety of materials which provide an overview of Primo, its operations and organization, which may include presentations by senior management to familiarize new directors with our senior management and strategic plans, significant financial, accounting and risk management issues, our internal and independent auditors, and our governance and compliance programs, policies and procedures. Each director is also encouraged to take advantage of continuing education opportunities that enhance their ability to fulfill their responsibilities, including programs familiarizing directors with Primo’s business units, recent financial performance, accounting and risk management programs and programs, and the directors’ responsibilities under law and Nasdaq listing standards.

Corporate Governance

Board Leadership Structure

Executive Chairman and Lead Independent Director

Our Board of Directors is committed to impartial, independent leadership of our Board of Directors and its committees. Our Board of Directors believes that impartial and active oversight of management is necessary to achieve Primo’s long-term, strategic corporate goals and generating value for Primo stockholders. Our Board of Directors does not have a formal policy regarding the separation of the roles of Chairman and Chief Executive Officer. Our Board of Directors believes that it is in the best interests of Primo and its stockholders to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances.

Corporate Governance Enhancement – Appointment of Lead Independent Director

In January 2019, in connection with a broader enhancement of our corporate governance policies, practices and procedures and in connection with feedback from and engagement with stockholders, our Board of Directors adopted new Corporate Governance Guidelines which provide that, at any time where the Board appoints a Chairman who is not independent under applicable Nasdaq listing standards, the independent members of the Board of Directors will annually elect a Lead Independent Director from among the independent directors. In connection with the adoption of the Corporate Governance Guidelines, the independent members of the Board of Directors elected Susan Cates to serve as Lead Independent Director. The Lead Independent Director’s key responsibilities and obligations are set forth below under “Duties of Lead Independent Director”.

Our Board of Directors believes that the current leadership structure, which separates the roles of Chairman and Chief Executive Officer, is appropriate in light of the recent leadership transition and Primo’s current operating environment. In particular, our Board of Directors believes this structure clearly establishes the individual roles and responsibilities of the Chairman and Chief Executive Officer, streamlines decision-making, enhances accountability of the senior management team to our Board of Directors and emphasizes the independence of our Board of Directors. Further, our Board of Directors believes that the appointment of Billy Prim as Executive Chairman and Susan Cates as Lead Independent Director provides robust, active and impartial oversight of the senior management team that, at this time, will best drive long-term value for our stockholders.

Our Corporate Governance Guidelines empower our Lead Independent Director with well-defined duties that are further summarized below. In addition, our Board of Directors is comprised of experienced and committed independent directors who are committed to engaging with stockholders to ensure our Board leadership structure is most appropriate to generate long-term value for our stockholders. Our Board of Directors believes that our Board leadership structure, taken as a whole, provides for robust and impartial leadership, effective engagement with and oversight of management, and a unified voice that is accountable to our stockholders.

Duties of Executive Chairman

In his role as Executive Chairman of the Board of Directors, Mr. Prim serves a critical role as a bridge between the senior management of the Company and its stockholders, key customers and suppliers and other important stakeholders. Given Mr. Prim’s extensive history as our founder and Chief Executive Officer, his leadership abilities and his knowledge of the bottled water industry and Primo’s operating environment, our Board of Directors believes that Mr. Prim’s service as Executive Chairman continues to ensure Primo’s best position for success while emphasizing independence and accountability of Primo’s management team to our Board of Directors.

Corporate Governance

Executive Chairman Duties
•	Chairs all meetings of the Board of Directors and annual and special meetings of stockholders
•	Assists the Chief Executive Officer and other members of the senior management team in short- and long-range planning activities, including acquisition and growth strategies
•	Establishes, monitors and assesses, with the assistance of the Board of Directors and the input of the senior management team, the development of the Company’s corporate and strategic objectives
•

Participates in the review and negotiation of the structure, terms and conditions of key strategic transactions, including mergers and acquisitions, dispositions, strategic partnerships and joint ventures, including the Company’s recent Mexico partnership to bring the Company’s Refill business to Mexico

•	Participates actively and extensively in engagement with stockholders and key stakeholders
•	With the Chief Executive Officer, leads outreach to and engagement with key customers, retailers and suppliers
•

With the Lead Independent Director, the Chair of the Nominating and Governance Committee and the Chief Executive Officer, reviews and oversees the development and implementation of senior management succession plans

•	Advises the Board of Directors and the Compensation Committee with respect to the performance of the members of the senior management team, including the Chief Executive Officer
•	With the input of the Lead Independent Director and other members of the Board, establishes agendas for meetings of the Board of Directors and annual and special meetings of stockholders
•

With the Lead Independent Director and the Nominating and Governance Committee, monitors and assesses our corporate governance policies, practices, programs and procedures, including the Company’s execution of its commitment to ESG-related initiatives

•	Performs such other duties and responsibilities as the Board may determine

Duties of Lead Independent Director

Our Corporate Governance Guidelines empower our Lead Independent Director with robust, well-defined duties.

Lead Independent Director Duties
•	Guides the Board of Directors’ governance process
•

Presides at all meetings of the Board of Directors in which the Chairman is not present, including all executive sessions of the independent directors, and regularly meets with the Chairman and the Chief Executive Officer for discussion of appropriate matters arising from these sessions

•	Serves as a liaison between the other independent directors, the Chairman and the Chief Executive Officer
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Seeks input from the independent directors regarding agenda items and the content of meeting materials, and advises the Chairman and the Chief Executive Officer as to an appropriate annual schedule of regular Board meetings and major agenda topics

•	Provides input into the design of annual Board and committee performance evaluation process and assists in implementation of changes arising from such evaluation
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Along with the Chairman and members of the Nominating and Governance Committee, interviews all candidates for director election and advises the Nominating and Governance Committee as to his or her recommendation

•	Advises the Nominating and Governance Committee on recommendations for selection of Board committees and chairpersons of such committees
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In conjunction with the Compensation Committee, assists in determining performance criteria for evaluating the Executive Chairman (if one is appointed) and the Chief Executive Officer and in coordinating the annual performance reviews of the Executive Chairman (if one is appointed) and the Chief Executive Officer

•

Works with the Compensation Committee, the Chair of the Nominating and Governance Committee, the Chief Executive Officer and the Chairman to guide the Board’s review and evaluation of management succession plans

•	Performs such other duties and responsibilities as the Board may determine

Corporate Governance

Review of Board Leadership Structure

Our Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide strong, independent oversight of senior management, a highly engaged Board of Directors, and the right balance among (i) effective independent oversight of the Company’s business, (ii) our Board’s activities and (iii) consistent corporate leadership. Our Board of Directors is open to – and regularly engages with stockholders regarding – different structures that provide such an optimal leadership structure, particularly given the dynamic and competitive environment in which the Company operates.

Director Independence

Our Board of Directors – which consists entirely of independent directors other than Messrs. Prim and Sheehan – exercises a strong, robust and independent oversight function. This oversight function is enhanced by the fact that our Audit, Compensation and Nominating and Governance Committees are comprised entirely of independent directors. Our Board of Directors can and will change its leadership structure if it determines that doing so is in the best interest of the Company and its stockholders.

Our Board of Directors, on an annual basis, determines the independence of its members based on the standards specified by NASDAQ. Under the applicable NASDAQ listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, NASDAQ’s rules require that, subject to specific exceptions, each member of a listed company’s audit committee and those members of the board of directors determining executive compensation and director nominations be independent. Audit Committee members also must satisfy the independence criteria set forth in rule 10A-3 under the Securities Exchange Act of 1934. Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the relationships between Primo and each director to determine compliance with the NASDAQ listing standards and has determined that none of Ms. Battle, Mr. Brenner, Ms. Cates, Mr. Kilgore, Mr. McQuilkin, Mr. Norris and Mr. Warnock has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under NASDAQ rules. Our Board of Directors also determined that Mess. Battle and Cates and Messrs. Brenner, McQuilkin and Norris, who comprise our Audit Committee, Ms. Cates and Messrs. Kilgore, Norris and Warnock, who comprise our Compensation Committee, and Ms. Battle and Messrs. Brenner, Kilgore, McQuilkin and Warnock, who comprise our Nominating and Governance Committee, satisfy the independence standards for those committees established by applicable SEC and NASDAQ rules. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with Primo and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.

Corporate Governance

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee is currently comprised entirely of non-employee directors. Our Board of Directors may establish other committees from time to time to facilitate our corporate governance.

Corporate Governance Enhancement – Committee Membership Refreshment

In connection with the adoption of our Corporate Governance Guidelines, the Corporate Governance Guidelines formally codified the Board’s policy to periodically recommend rotation of the chairperson and memberships of the Compensation Committee, in each case, giving consideration to the duration of each director’s tenure on the Compensation Committee (including a director’s tenure as chair of the Compensation Committee) and the qualifications and attributes of each director. For all other committees, the Board of Directors expects but does not mandate periodic rotation of committee assignments and chairs. In connection with this committee refreshment policy, in February 2019, upon the recommendation of the Nominating and Governance Committee, the Board of Directors approved a substantial refreshment of the membership of the Board’s committees, including a new chairperson and two new committee members of the Compensation Committee.

Corporate Governance Enhancement – Conditioning Directors’ Committee Compensation on Committee Meeting Attendance

In 2018, we amended our Non-Employee Director Compensation Policy to provide that all compensation payable to a non-employee director for service on our Board’s committees is conditioned on such director attending at least 75% or more of the applicable committee’s meetings for the year for which such compensation is being paid.

Corporate Governance Enhancement – Committee Charters

Each committee operates under a written charter adopted by our Board of Directors. In connection with our corporate governance enhancements undertaken in the first quarter of 2019, each committee approved newly amended and restated committee charters to enact a number of “best practices” approaches developed since the last committee charter adoptions. These charters are available on our corporate website (www.primowater.com) in the “Investor Relations” section under “Corporate Governance.”

The current members of our Board’s committees are identified in the following table:

Director	Audit	Compensation	Nominating and Governance
Emma S. Battle	X		X
Richard A. Brenner	X	X
Susan E. Cates	Chair		X
Jack C. Kilgore	X	Chair
Malcolm McQuilkin		X	X
Charles A. Norris	X		X
David L. Warnock		X	Chair

Corporate Governance

Upon the recommendation of our Nominating and Governance Committee, in February 2019 our Board of Directors approved a refreshment of our committee memberships. Effective upon our 2019 Annual Meeting, our committee memberships will be as follows:

Director	Audit	Compensation	Nominating and Governance
Emma S. Battle	X		X
Richard A. Brenner	X		Chair
Susan E. Cates	Chair	X
Jack C. Kilgore		X	X
Malcolm McQuilkin	X		X
Charles A. Norris	X	X
David L. Warnock		Chair	X

The chairperson of each committee approves the agenda and materials for each meeting with input from other committee members. Each committee has the authority to retain independent advisors to assist it in carrying out its responsibilities.

The duties of each of our committees are summarized below:

AUDIT COMMITTEE	Number of Meetings in 2018: 5
MEMBERS AS OF 2019 ANNUAL MEETING	AMONG OTHER THINGS, OUR AUDIT COMMITTEE:
• Ms. Cates (Chair) • Ms. Battle • Mr. Brenner • Mr. McQuilkin • Mr. Norris	»

Reviews, monitors and assesses Primo’s overall control environment, including controls related to financial reporting, disclosure, compliance and significant strategic, financial, operational, reporting and compliance risks.

	»	Oversees the appointment, qualifications, performance and independence of Primo’s independent registered public accounting firm.

	»	Oversees performance of Primo’s internal audit function.

	»	Reviews and discusses with Primo’s independent registered public accounting firm the scope of audits and Primo’s accounting principles, policies and practices.

	»	Reviews and approves (or ratifies) related party transactions in accordance with the Audit Committee Charter and applicable SEC rules and regulations.

	»	Implements, monitors and assesses procedures for addressing complaints relating to accounting, internal accounting controls or auditing matters.

	»	Oversees the development of Primo’s enterprise risk management policies and procedures.

Our Board of Directors has determined that Ms. Cates is an audit committee financial expert, as defined under the applicable rules of the SEC, and that all members of our Audit Committee, including Ms. Cates, are “independent” within the meaning of the applicable listing standards of The NASDAQ Stock Market, LLC (“NASDAQ”) and the independence standards of rule 10A-3 of the Securities Exchange Act of 1934. Each of the members of our Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ.

Corporate Governance

COMPENSATION COMMITTEE	Number of Meetings in 2018: 5
MEMBERS AS OF 2019 ANNUAL MEETING	AMONG OTHER THINGS, OUR COMPENSATION COMMITTEE:
• Mr. Warnock (Chair) • Ms. Cates • Mr. Kilgore • Mr. Norris	»	Reviews and oversees Primo’s compensation philosophy, structure, programs, practices and policies, including administration of Primo’s equity incentive plans and programs.

	»	Annually reviews, analyzes and approves the compensation arrangement for Primo’s executive officers.

	»	Reviews the impact of Primo’s executive compensation policies, programs and practices, and the performance metrics underlying Primo’s compensation program, on Primo’s overall risk profile.

	»	Monitors and evaluates engagement by Primo and the Board of Directors with stockholders to solicit feedback on Primo’s compensation philosophy, structure, programs, practices and policies.

»

Reviews and oversees the development and implementation of senior management succession plans in consultation with the CEO, Executive Chairman, Lead Independent Director and Chair of the Nominating and Governance Committee.

	»	Reviews and recommends to the Board of Directors the form and amount of non-employee director compensation.

	»	Assists in the preparation of, and reviews and recommends, the Compensation Discussion & Analysis for inclusion in Primo’s proxy statement for its annual meeting of stockholders.

	»	Oversees the development of Primo’s enterprise risk management policies and procedures.

Each member of our Compensation Committee is a non-employee director as defined in Rule 16b-3 of the Exchange Act. Our Board of Directors has determined that each member of our Compensation Committee is also an independent director within the meaning of NASDAQ’s director independence standards and applicable SEC rules.

Corporate Governance

NOMINATING AND GOVERNANCE COMMITTEE	Number of Meetings in 2018: 1
MEMBERS AS OF 2019 ANNUAL MEETING	AMONG OTHER THINGS, OUR NOMINATING AND GOVERNANCE COMMITTEE:
• Mr. Brenner (Chair) • Ms. Battle • Mr. Kilgore • Mr. McQuilkin • Mr. Warnock	»	Identifies and assesses all candidates for election to the Board of Directors and recommends to the Board of Directors nominees for election to the Board of Directors.

	»	Reviews and evaluates all stockholder nominees for election to the Board of Directors.

»

Reviews the leadership structure of the Board of Directors, including reviewing and making recommendations with respect to the combination of the Chairman and CEO positions, whether the Board of Directors should have a Lead Independent Director and, if so, recommending candidates to serve in such role.

	»	Reviews and recommends to the Board of Directors the structure of its committees and appointment of committee members and chairpersons.

	»	Oversees Primo’s corporate governance practices.

	»	Develops and oversees the implementation of an annual performance evaluation of the Board of Directors and its committees.

Our Board of Directors has determined that each member of our Nominating and Governance Committee is an independent director within the meaning of the NASDAQ director independence standards and applicable rules of the SEC.

Management Succession Planning

Our goal is to develop well-rounded and experienced senior leaders. High potential executives are challenged regularly with additional responsibilities, new positions or promotions to expose them to a broad spectrum of our operations. Our Board of Directors recognizes that one of its most important duties is to ensure continuity in these senior leadership positions by overseeing the development of executive talent and planning for the succession of our senior management, including our Chief Executive Officer.

Our Compensation Committee is charged with reviewing and overseeing the development and implementation of senior management succession plans, in consultation with the Chief Executive Officer, the Executive Chairman, the Lead Independent Director and the chair of the Nominating and Governance Committee. Together with the Executive Chairman, the Lead Independent Director, the Chief Executive Officer and the chair of the Nominating and Governance Committee, the Compensation Committee will periodically report to the Board of Directors on (i) such management succession plans, including recommendations and evaluations of potential successors to the Chief Executive Officer and other members of senior management and (ii) any development plans for then-current members of senior management.

In addition, the Compensation Committee is responsible for recommending to the Board of Directors management succession plans in the event of an emergency in order that Primo can maintain operations and minimize potential disruption to its business in the face of unexpected vacancies in positions of senior leadership, including those resulting from catastrophe.

Corporate Governance

Environmental, Social and Governance Matters

We believe that integrating and promoting best practices in the areas of environmental, social responsibility and corporate governance (ESG) into our day-to-day operations underscores the importance of conducting business ethically and responsibly by delivering value to our customers, building strong communities, leveraging innovation and supporting the expertise, dedication and commitment of our employees and the communities in which they work. ESG is firmly rooted in how we deliver sustainable growth to our employees, customers and stockholders, reflects our corporate values – including our corporate vision, The Primo Way – and the personal values of our management team and employees at large, presents significant business opportunities and allows us to create shared success with our customers, employees, stockholders and communities.

Environmental Stewardship

We are uniquely positioned within the water and beverage industries to deliver products and services that can assist communities in their transition to a healthier and more environmentally sustainable lifestyle. Traditional water consumption, particularly via single-serve plastic water bottles, is environmentally unsustainable. 2017 data shows that, globally, approximately 1 million plastic bottles are purchased each minute, and that approximately 70% of plastic bottles once consumed are not recycled. Given that a single plastic bottle can take over 1,000 years to completely biodegrade, the current bottled and purified water consumption business model requires fundamental changes to meet consumer preferences for environmentally-friendly products. Recently proposed legislation reflects these concerns with the passage of “bottle bills” in many jurisdictions that tax the purchase of plastic water bottles, require deposits with the purchase of certain plastic bottles, prohibit the use of government funds to purchase plastic water bottles and ban certain plastic bottles from landfills.

As a purpose-driven company aiming to inspire healthier lives through better water, we are building our Refill, Exchange and Dispenser businesses in a manner that seeks to achieve a sustainable solution to the world’s problem of excessive plastic consumption and disposal. We have implemented and continue to develop business practices that are environmentally conscious and effective. We estimate that approximately 1,100 single-serve plastic bottles are saved by a single five-gallon bottle used in our Refill or Exchange water. Further, each of our multi-gallon Exchange water bottles can be sanitized and reused up to 40 times before being taken out of use, crushed and recycled, substantially reducing landfill waste compared to consumption of equivalent volumes of single-serve bottled water. We estimate that, since 2004, approximately 14.5 billion single-serve plastic bottles have been saved by consumer adoption of our Refill, Exchange and Dispenser products and offerings. We believe our focus on achieving an environmentally sustainable solution to the delivery and consumption of purified and filtered water provides a competitive advantage as we aim to meet the demands of consumers increasingly favoring products with a lower environmental impact with a “reuse, recycle, reduce” mindset becoming a common driver of their behavior.

Our Refill systems provide safe and economical drinking water to consumers by means of our environmentally friendly business model. Consumers reuse their water bottles by refilling them with sterilized high purity reverse osmosis water from our dispensers. This eliminates the need to purchase expensive, resource-consuming single-serve bottled water, which, when finished, are often disposed in landfill sites, oceans and other receiving streams.

Further, we have strategically placed over 24,000 Refill systems at grocery/retail locations across the United States and Canada. This ensures that refill water purchases are made efficiently during regular shopping trips, reducing the transportation time and related carbon emissions. There are no isolated, stand-alone Primo refill systems or systems located in water treatment specialty shops.

Recent improvements and investments in systems technology may substantially reduce our carbon footprint by cutting down on the number of driving hours by our service technicians. Our Refill service routes and dispatches are now managed by means of sophisticated routing and equipment maintenance software. This software monitors and directs our field service technicians via cellular and GPS technology to perform scheduled or emergency service. The system knows the location, schedule, traffic conditions and associated tasks for our technicians and will assign service calls in the most efficient manner.

Corporate Governance

Our Exchange business model is also environmentally friendly. Consumers return their empty 5 or 3 gallon bulk water bottles to grocery/retail locations throughout the United States and Canada, and exchange it for a full prefilled bottle of Primo water. The empty bottle returns to the bottling plant and is cleaned, sanitized and refilled.

The water and wastewater infrastructure in the United States and Canada was given a D- grade by the American Society of Civil Engineers in 2017. Trillions of dollars will be required to bring water treatment and drinking water distribution into compliance with applicable laws and standards over the next twenty years. In addition, many sources of drinking water are now contaminated with known and emerging contaminants which will likely require sophisticated water treatment technologies to render tap water safe. Providing safe drinking water now will fall to forward thinking companies such as Primo who not only provide water that consumers trust but also provide products that align with a sustainable, environmentally friendly business model. While many water filtration manufacturers promote their faucet filters and other products to remove heavy metals from tap water, the onus is on the user to dispose of them responsibly. A used faucet filter cartridge loaded with lead and or arsenic that is tossed into the residential garbage collection will likely end up in a landfill site, which may contribute to contamination of the groundwater there in years to come. We believe The Primo Way is a better way.

Corporate Social Responsibility

We have built our corporate vision on these and other principles established in our vision statement, The Primo Way, and work daily to maintain an environment which is open, diverse and inclusive, and where our team members feel valued and included in our broader mission. Examples of our active and engaged commitment to our communities and social responsibility more broadly can be seen in, among other matters:

•

Active responses to communities affected by hurricanes, wildfires and other natural disasters, including assistance with disaster relief efforts and the donation of Primo bottles and dispensers to affected communities;

•

Donation of bottles and dispensers to several charitable and community service initiatives including the Pan-Mass challenge, the Los Angeles Chinatown Firecracker Run and the National MS Tour to Tanglewood;

•

Nationwide support of local non-profit organizations by providing water, dispensers and volunteer support to offset related costs and volunteer needs, including for the benefit of the American Diabetes Association and the Specially Fit Foundation, a non-profit organization encouraging active participation in exercise activities by those in underserved communities, including individuals with special needs and children living in foster care;

•

Support for a variety of animal welfare organizations, including chapters of the Society for Prevention of Cruelty to Animals (SPCA) throughout the country through donations of water and dispensers at SPCA animal shelters, pet food banks, pet training facilities, public veterinary centers, vaccination clinics and adoption drives.

•

Support of a wide range of nonprofits and community organizations addressing social and economic challenges, including programs seeking to (i) advance social inclusion; (ii) develop women and other diverse leaders; (iii) strengthen communities and families and (iv) support education in low-income communities; and

•	Active and extensive participation in community-wide corporate giving campaigns.

Corporate Governance

An Inclusive and Diverse Work Environment

A critical focus of our ESG-related efforts is creating a strong, diverse and supportive workplace environment for our employees. Our culture reflects how we operate our business everyday, and in order to achieve the vision set forth in The Primo Way, we are constantly striving to create a workplace where our employees feel engaged, empowered and committed to our business, its customers and our communities for the long term. Our commitment to workplace diversity reflects the importance of this initiative, where more than 43% of our global workforce is racially or ethnically diverse. In addition, we believe our workplace fosters a supportive environment that encourages employees to have open and honest dialogue on topics important to them and to create awareness of employees’ experiences and perspectives arising out of differences in background, experience and viewpoints, such as class, age, gender, sexual orientation and ethnicity. We continue to focus on offering innovative and cost-effective benefits and supporting our employees’ physical, financial and emotional well-being.

Our Board’s Role in Risk Management

While management is primarily responsible for managing the risks that Primo faces, our Board of Directors is responsible for overseeing management’s approach to risk management. Our Board of Directors oversees management in exercising its responsibility managing risk, assessing our framework of practices, programs, policies and procedures related to risk management in order to identify, monitor, evaluate and manage risks across Primo.

While our Board of Directors has ultimate oversight responsibility for management’s risk management process, various committees of the Board assist it in fulfilling that responsibility. In particular, our Audit Committee assists management in its review of the practices, programs, policies and procedures regarding identifying, monitoring, evaluating and managing Primo’s financial reporting risk and investment, tax and other financial risks. Our Audit Committee also oversees the development of our enterprise risk management policies and procedures and reports regularly to our Board of Directors regarding Primo’s risk management process. In addition, our Compensation Committee reviews our compensation practices and policies to ensure they do not create inappropriate or unintended significant risks to Primo as a whole, and provides oversight and direction regarding these practices, policies and compensation-related risk management.

Cybersecurity and Data Protection Risk Management

Protecting the privacy of our customers’ and employees’ information and the security of our systems and networks has long been and will continue to be a priority for Primo and our Board of Directors. We have technical, administrative and physical safeguards in place to help protect against unauthorized access to, use or disclosure of customer and employee information and data we collect and store (including data from credit card payment machines installed on our Refill machines). In addition, our comprehensive information security program includes, among other aspects, vulnerability management, antivirus and malware protection, file integrity monitoring, encryption and access control.

Consistent with our Board of Director’s risk management and oversight structure, our Audit Committee has primary responsibility for overseeing our risk management practices, programs, policies and procedures related to data privacy, data protection and network security. Management provides our Audit Committee and our Board of Directors with updates about cybersecurity practices, programs, policies and procedures, the status of projects designed to strengthen internal cybersecurity and data protection. Our Board of Directors and our Audit Committee also discusses recent incidents throughout our industry and any significant emerging threats.

Corporate Governance

Stockholder Engagement

We believe effective corporate governance requires regular, constructive and thoughtful engagement with our stockholders on a number of topics, including operating performance, corporate governance, long-term strategy, executive compensation and ESG issues. Our Executive Chairman, Lead Independent Director and senior management team play a central role in our stockholder engagement efforts and regularly engage stockholders throughout the year and consider their input. In addition, our Compensation Committee is charged with monitoring and evaluating the Company’s engagement with stockholders to solicit feedback on the Company’s compensation philosophy, structure, programs, practices and policies.

Our Board of Directors and senior management team has enhanced its commitment to solicit ongoing feedback from major stockholders and to provide for continued and robust stockholder engagement throughout the year. Our Board welcomes feedback on its corporate governance and executive compensation practices and policies and believes that this continued engagement with stockholders will further align the long-term interests of our Board of Directors, the Company, its management and its stockholders.

Corporate Governance Enhancement – Stockholder Engagement

In January 2019, as a result of extensive stockholder engagement and outreach, our Board of Directors approved a series of corporate governance-related enhancements to strengthen and improve our commitment to adopting and enforcing strong corporate governance practices. Among others, the Board of Directors adopted a new set of Corporate Governance Guidelines to assist the Board and its committees in the exercise of its responsibilities and to establish a common set of expectations and guidelines to provide a strong and robust governance framework for the Company.

Further, the Board of Directors appointed Susan Cates to serve as Lead Independent Director. In her new role as Lead Independent Director, Ms. Cates will be responsible for helping to set agendas for meetings of the Board of Directors, leading the Board’s review of management performance and the succession planning process currently underway. Ms. Cates will also lead executive sessions of the independent members of the Board and, if requested by major stockholders, ensure her availability for consultation and direct communication as part of a Primo-wide initiative to enhance stockholder outreach and communication. Please see “Board Leadership Structure” beginning on page 18 for a more detailed discussion on the role and responsibilities of the Lead Independent Director.

In addition, the Board of Directors adopted a Board Diversity and Qualifications Policy that reinforces and reflects the Board’s belief that diversity is a core value of Primo, a strategic driver of its success, and that diverse membership of the Board of Directors with varying perspectives and breadth of experience promotes the inclusion of different perspectives and ideas and results in both better corporate governance and improved corporate performance. In addition, the Board of Directors and each of its committees approved amended and restated committee charters requiring and promoting certain best practices in the operation of each committee.

Policy for Review of Related Person Transactions

Our Audit Committee reviews and approves any transaction between Primo and a related person which would be required to be disclosed by the rules of the SEC.

Communications with our Board of Directors

Stockholders may communicate with any of our directors by sending a written communication to a director c/o our Corporate Secretary at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101. All communications received in accordance with these procedures will be reviewed by the Corporate Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient, such as communications unrelated to our business, advertisements or frivolous communications.

Corporate Governance

Executive Officers

The following paragraphs set forth information regarding the current executive officers of Primo other than Messrs. Prim and Sheehan. Information pertaining to Messrs. Prim and Sheehan, each of whom is both a director and an executive officer of Primo, may be found in the section entitled “Nominees and Continuing Directors.”

David W. Hass
Position: Chief Strategy Officer

David W. Hass, age 40, has served as our Chief Strategy Officer since May 2017. Mr. Hass previously served as our Vice President of Corporate Strategy and Financial Planning & Analysis and General Manager of Canada and Primo Direct Operations from January 2013 until May 2017. Mr. Hass joined Primo in 2011 as Director of Financial Planning & Analysis. Prior to joining Primo, Mr. Hass served as Vice President in Consumer Investment Banking for Stifel Nicolaus Weisel (NYSE:SF) and as an Associate in Consumer Investment Banking at Thomas Weisel Partners. Mr. Hass began his career with Accenture (NYSE:ACN).

Mr. Hass leverages his experience in finance to lead the team responsible for Primo’s core strategy, mergers and acquisitions, financial analyses, and strategic ventures.

Mr. Hass received a bachelor’s degree in Finance from Northern Illinois University and an MBA in Finance from Southern Methodist University’s Cox School of Business.

David J. Mills
Position: Chief Financial Officer, Secretary and Assistant Treasurer

David J. Mills, age 52, has served as our Chief Financial Officer, Secretary and Assistant Treasurer since January 2018. Mr. Mills joined Primo in 2009 as Controller and was promoted to Vice President of Finance and Treasurer in 2011. Prior to joining Primo, Mr. Mills served as Controller and Treasurer of InterAct Public Safety Systems, a private software company. Prior to his service at InterAct, Mr. Mills served as Director of Accounting and Financial Reporting at Krispy Kreme Doughnut Corporation, a global retailer of coffee and sweet treats. Mr. Mills began his career in public accounting at Ernst & Young, where he last served as Audit Senior Manager.

Mr. Mills is responsible for investor relations, corporate finance, treasury, financial reporting and risk management.

Mr. Mills earned a bachelor’s degree in accounting from Virginia Tech and is a CPA.

Director Compensation

Director Compensation

The following table shows the compensation paid to each non-employee director for his or her service on our Board of Directors in 2018:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Emma S. Battle(4)	—	—	—
Richard A. Brenner	40,000	—	40,000
Susan E. Cates	42,500	4,321	46,821
Jack C. Kilgore	51,000	2,542	53,542
Malcolm McQuilkin	47,000	2,542	49,542
Charles A. Norris	38,000	3,864	41,864
David L. Warnock	47,000	4,779	51,779

(1)

The amounts shown in this column represent fees earned under our Non-Employee Director Compensation Policy described below. Each of Ms. Cates and Messrs. Norris and Warnock elected to receive 100% of his or her Board fees earned in the form of Company stock. Mr. Brenner elected to receive 100% of his Board fees earned in the form of cash and Messrs. Kilgore and McQuilken elected to receive their annual retainer in the form of Company stock and the remainder of their compensation in the form of cash.

(2)

The amounts shown in this column represent the grant date fair value computed in accordance with ASC 718 of the incremental shares granted to directors in 2018 (for service from our 2017 annual meeting of stockholders to our 2018 annual meeting of stockholders) under our Non-Employee Director Compensation Policy resulting from the number of equity awards granted under the policy being determined based on the closing price of our common stock on the date of the previous annual meeting of our stockholders.

(3)	The following table shows the number of shares subject to outstanding stock option awards held by each non-employee director as of December 31, 2018:

Name	Shares Subject to Outstanding Option Awards (#)
Emma S. Battle(4)	—
Richard A. Brenner	22,085
Susan E. Cates	—
Jack C. Kilgore	22,085
Malcolm McQuilkin	1,924
Charles A. Norris	—
David L. Warnock	1,924

(4)	Ms. Battle became a director in February 2019.

Under our current Amended and Restated Non-Employee Director Compensation Policy (the “Director Compensation Policy”), which was approved effective February 28, 2019, each non-employee director receives the following compensation.

Initial Compensation

Upon a non-employee director’s initial election or appointment to the Board, such director receives a grant of restricted stock units having a value equal to 150% of the Total Annual Retainer (as defined in the Director Compensation Policy) in effect at the time of such non-employee director’s election or appointment, with the number of restricted stock units to be issued being determined based on the closing price of the Company’s common stock on the date of grant. Such restricted stock units vest in three equal annual installments beginning on the first anniversary of the date of grant.

Director Compensation

Annual Cash Compensation

Each non-employee director receives, on an annual basis, (1) a cash retainer in an amount equal to 25% of the Total Annual Retainer (as defined in the Director Compensation Policy), which such 25% currently equals $25,000, (2) committee chairmanship fees payable in cash equal to $15,000 for the chair of the Audit Committee, $10,000 for chair of the Compensation Committee and $5,000 for chair of each other standing committee (currently only the Nominating and Governance Committee), (3) committee membership fees payable in cash equal to $7,500 for Audit Committee membership, $5,000 for Compensation Committee Membership and $2,500 for membership of each other standing committee and (4) an additional $15,000 payable in cash to the Chairman of the Board (if such Chairman is an independent director) or to the Lead Independent Director (if there is no independent Chairman of the Board) (clauses (1) through (4), collectively, the “Cash Compensation”).

Committee membership fees in clause (3) above are only payable to a non-employee director if such director attends at least 75% or more of the applicable committee’s meetings in respect of the year for which such compensation is being paid.

In advance of each annual meeting of the stockholders, each non-employee director may choose to receive his or her Cash Compensation for the following year 100% in cash (Option 1) or 100% in equity (Option 2). If a director elects Option 1, the director receives a one-time payment of the Cash Compensation within 14 days of the annual meeting of stockholders immediately following the year for which such compensation is payable. If a director elects Option 2, the director receives a one-time grant of fully-vested restricted stock units valued at the Cash Compensation on the business day immediately prior to the next annual meeting, and the number of restricted stock units is determined based on the closing price of the Company’s common stock on the date of the annual meeting of stockholders that preceded the grant date.

Annual Equity Compensation

Each non-employee director, on an annual basis, is granted a number of restricted stock units having a value equal to 75% of the Total Annual Retainer (as defined in the Director Compensation Policy), which such 75% currently equals $75,000, with the number of restricted stock units to be issued being determined based on the closing price of the Company’s common stock on the date of the annual meeting of stockholders that preceded the grant date.

Grants made under the Non-Employee Director Compensation Policy are made pursuant to our Amended and Restated 2010 Omnibus Long-Term Incentive Plan. Messrs. Prim and Sheehan receive no compensation for their service on our Board or Directors.

Executive Compensation

Executive Compensation

Compensation Discussion and Analysis

The following compensation discussion and analysis (“CD&A”) relates to our compensation arrangements for the following named executive officers (“Named Executive Officers”), whose compensation information is presented in the CD&A and the compensation tables following the CD&A in accordance with the SEC’s rules:

Named Executive Officers
Matthew T. Sheehan	President and Chief Executive Officer
Billy D. Prim	Executive Chairman
David J. Mills	Chief Financial Officer, Secretary and Assistant Treasurer
David W. Hass	Chief Strategy Officer
Mark Castaneda*	Former Chief Financial Officer

*	Mr. Castaneda served as Chief Financial Officer (our principal financial officer) from January 1, 2018 until his retirement from Primo on January 12, 2018

This CD&A should be read together with the compensation tables and related disclosures following the CD&A, including under the section titled “Executive Compensation Tables” beginning on page 46 of this proxy statement. This CD&A includes statements regarding financial and operating performance targets in the limited context of our executive compensation programs, and investors should not evaluate these statements in any other context. This CD&A also contains forward-looking statements that are based on our current considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt in the future may differ materially from current or planned programs as summarized in this CD&A.

Compensation Philosophy and Objectives

Compensation Governance

Our Compensation Committee oversees the design and implementation of our executive compensation program and approves the target compensation (including base salaries, short-term and long-term incentive compensation with both performance and fixed targets) for each of our Named Executive Officers.

Our Compensation Committee exercises robust, independent and vigorous oversight of the compensation payable to all of our Named Executive Officers, including our Executive Chairman and Chief Executive Officer. Our Compensation Committee reviews and approves financial, strategic and operational goals and objectives related to the compensation payable to the Executive Chairman and the Chief Executive Officer, and evaluates the performance of each of the Executive Chairman and the Chief Executive Officer in light of these goals and objectives.

Our Compensation Committee periodically consults with our Executive Chairman and Chief Executive Officer for their views on whether the existing executive compensation practices and policies support our long-term strategic objectives and whether such practices and policies are properly aligned with the long-term interests of our stockholders. Our Compensation Committee also consults with our Executive Chairman and Chief Executive Officer on the total compensation opportunities for our other Named Executive Offices, but our Compensation Committee is not required to accept any recommendations from such individuals. In addition, our Compensation Committee periodically consults with our Chief Financial Officer in evaluating the financial, accounting and tax implications of our executive compensation program. However, our Compensation Committee retains ultimate authority for the design, implementation and oversight of our executive compensation program, and none of our Named Executive Officers are present during any deliberation or voting with respect to his or her compensation.

Executive Compensation

In 2016, our Compensation Committee formally engaged The Korn Ferry Hay Group (“Korn Ferry”) as a compensation consultant to provide strategic advice in setting and structuring our compensation programs and policies for 2017 as well as going forward. Our Compensation Committee did not engage the services of Korn Ferry or any other independent compensation consultant in 2018. Going forward, our Compensation Committee will consider the advice and recommendations of compensation consultants we may engage in setting and structuring our executive compensation programs.

Shareholder Engagement and Executive Compensation Enhancements

Our Board of Directors, its Compensation Committee and our senior management team value the input of our shareholders regarding the design, implementation and effectiveness of our executive compensation program. Our Compensation Committee regularly monitors and evaluates such engagement with shareholders to solicit and consider feedback on such design, implementation and effectiveness. Throughout 2018 and into 2019, our Board of Directors, its Compensation Committee, the Executive Chairman, Chief Executive Officer or Chief Financial Officer engaged in extensive and constructive dialogue with holders of over 40% of our outstanding Common Stock on a number of executive compensation-related topics, including, among others, the frequency of our say-on-pay votes on Named Executive Officer compensation, the Compensation Committee’s choice of performance measures for short- and long-term incentive compensation, and compensation disclosure initiatives.

As a result of these discussions, in order to increase the alignment of our executive compensation programs with the long-term interests of our shareholders, our Compensation Committee and Board of Directors implemented a number of enhancements to our executive compensation program since our 2018 Annual Meeting of Stockholders, highlights of which are set forth below.

Executive Compensation Enhancements
•	In May 2018, the Board voted to hold a say-on-pay vote on an annual basis beginning at the 2019 Annual Meeting (instead of holding such vote every three years).
•

In January 2019, the Board voted to rotate and refresh membership of the Compensation Committee, including the naming of a new Chair, David Warnock, and the addition of two new members, including Susan Cates, our Lead Independent Director.

•

In January 2019, the Board adopted an amended and restated Compensation Committee Charter with updated best practices for Compensation Committee operation and administration, including requiring the Compensation Committee’s approval for any special or supplemental compensation to Named Executive Officers and individuals who formerly served as Named Executive Officers, including retirement benefits and perquisites provided during and after employment.

•

In February 2019, the Compensation Committee approved long-term, performance-based equity awards covering the three-year period beginning in January 2019 based upon the achievement of free cash flow- and revenue-based performance-based metrics in response to discussions with shareholders regarding the use of duplicate performance measures, such as adjusted EBITDA, for both short- and long-term incentive compensation.

Compensation Objectives

Attract and Retain High-Performing Executives. The labor market for highly talented executives in the beverage segment and consumer products goods industry more broadly is extremely competitive. We are constantly evaluating and adjusting our executive compensation program to meet the challenges of a rapidly evolving marketplace for such senior managers. Our Compensation Committee relies on market analyses, third-party compensation surveys, publicly available data and other market information specific to the roles and responsibilities of each executive officer. Our Compensation Committee does not specifically tie the total compensation opportunities to specific market percentiles, and such total compensation opportunities may be below or above median amounts on account of a number of factors, including an executive’s specific skill set and his or her tenure with the Company.

Executive Compensation

Shareholder-Aligned Performance Pay. Our incentive compensation arrangements are tied to specific performance measures that are designed to promote the Company’s long-term growth, the achievement of strategic objectives and enhanced, long-term value creation for our shareholders. Our engagement of Korn Ferry in 2016 enhanced the link between our executive compensation and shareholder value when we adopted our Long-Term Performance Plan, which is discussed further below under “Long-Term Equity Incentive Compensation”.

Manage Excessive Compensation-Related Risks. The Compensation Committee aims to design our executive compensation program in a manner that includes design features that balance short-term and long-term incentive compensation and discourage unnecessary and excessive risk-taking by our executives, both in the short- and long-term. We ceased granting stock option awards on a regular basis in 2015, we do not offer guaranteed bonuses, and we do not provide excessive perquisites. In addition, we have adopted a policy that prohibits pledging, hedging and trading in derivatives of our securities, which is discussed further under “Other Compensation Matters” beginning on page 43 of this proxy statement.

Executive Compensation Program Design

Components of Executive Compensation

Our Compensation Committee determines the appropriate balance between fixed and performance-based pay components, short- and long-term pay components, and cash and equity-based pay components when determining total compensation opportunities for each of our Named Executive Officers.

The current principal components of our executive compensation program are (a) base salary, (b) annual cash and equity performance-based compensation and (c) long-term time-based equity compensation in the form of restricted stock units and performance-based equity compensation in the form of awards made under our Long-Term Performance Plan (“LTPP”), a long-term, performance-based incentive arrangement established in February 2017 as a replacement of our Value Creation Plan, a long-term, performance-based incentive arrangement which was terminated by our Compensation Committee in December 2016. As described below, each of those compensation elements satisfies one or more of our compensation objectives described above.

Executive Compensation

Total Target Compensation Objectives for 2018. For total annual target compensation for Named Executive Officers our Compensation Committee reviews the balance of short- and long-term compensation, the balance of fixed and performance-based compensation as well as the balance of cash and equity compensation.

For 2018, the total annual target compensation for the Named Executive Officers that was long-term in nature was between 45% and 50%. In addition, for 2018 the total annual target compensation that was performance-based in nature was between 50% and 70%. Further, for 2018 the total target compensation that was equity-based was between 45% and 50%.

Of the equity-based target compensation for 2018, between 75% and 85% was subject to performance-based vesting conditions measured over a three-year period, in each case, in order to promote the proper incentives within our Named Executive Officers and to further align their interests with our shareholders’ interests.

Pay Component	Nature of Pay Component	Compensation Committee Rationale
Base Salary	Fixed cash compensation determined annually by Compensation Committee	Attract and retain high-performing executives
Annual Cash and Equity Performance-based Incentive Compensation	Performance-based bonus opportunity tied to achievement of predetermined Adjusted EBITDA performance metric, which can be paid in cash or equity at the election of the Compensation Committee

Encourage executives to achieve and exceed aggressive short-term performance goals based upon a metric used by our Board, senior management, creditors and analysts to evaluate performance Company-wide and to further align management incentives with those of stakeholders

Long-Term Equity Incentive Compensation

Restricted stock unit awards subject to three-year, time-based vesting schedule

Awards made under our Long-Term Performance Plan subject to achievement of predetermined free cash flow- and revenue-based performance metrics over three-year period

Time-based awards granted to encourage long-term retention of high-performing executives

Performance-based awards granted under Long-Term Performance Plan align executives’ long-term interests with those of shareholders and promote executives to generate long-term value

Each of these pay components, including the utilization of each such component in establishing total compensation opportunities for our Named Executive Officers in 2018, is discussed in further detail below.

Each of Messrs. Prim, Sheehan and Mills have entered into an employment agreement with the Company, Mr. Castaneda was subject to the terms of an employment agreement with the Company while employed by the Company in the year ended December 31, 2018. The material terms of those employment agreements are described below under “Employment Agreements and Change of Control Agreements.” Mr. Hass has not yet entered into an employment agreement with the Company.

Base Salary

We believe that a competitive base salary is an important component of compensation as it provides a degree of financial stability for our Named Executive Officers and is critical to recruiting and retaining our executives. Base salary is also designed to recognize the scope of responsibilities assigned to each Named Executive Officer and reward each executive for his or her unique leadership skills, management experience and contributions. We make a subjective determination of base salary after considering such factors collectively. Our Board of Directors established base salaries for each of our Named Executive Officers at the amounts set forth below for 2018.

Executive Compensation

Name	Base Salary ($)
Billy D. Prim	454,904
Matthew T. Sheehan	458,100
David J. Mills	250,000
David W. Hass	257,500
Mark Castaneda*	—

*	Mr. Castaneda had an annual base salary of $325,000 in effect at the time of his retirement from Primo on January 12, 2018.

Annual Cash and Equity Performance-based Incentive Compensation

We established an annual performance-based incentive plan for 2018, which created an annual bonus pool and set payout bands for our officers, including our Named Executive Officers, based on the Company’s achievement of certain adjusted EBITDA goals. Our Compensation Committee structured and implemented this plan to motivate our executive officers to achieve our annual strategic and financial goals. Each year, our Compensation Committee establishes the potential value of the awards under the annual incentive plan and the performance targets required to achieve these awards, and our Compensation Committee sets these targets to challenge our Named Executive Officers to drive business results that generate stockholder return. Our Compensation Committee approved the following 2018 annual incentive plan bonus pool with a Target Adjusted EBITDA level of $65.0 million:

Percentage of Target Adjusted EBITDA Achieved:	Size of Annual Bonus Pool
95%	$1,625,000
100%	$3,250,000
105%	$3,575,000
110%	$3,900,000
115%	$4,225,000
120%	$4,550,000

Adjusted EBITDA under our 2018 annual incentive plan is calculated in the same manner as set forth in our Credit and Guaranty Agreement entered into in June 2018 with SunTrust Bank, and generally includes income (loss) from continuing operations before depreciation and amortization, interest expense, net, income tax benefit, non-cash change in fair value of warrant liability, non-cash stock-based compensation expense, special items (which include non-recurring and acquisition-related costs), and impairment charges and other. Our Compensation Committee has recently utilized adjusted EBITDA as the operational performance measure for our Annual Incentive Plan because the Compensation Committee believes that achievement of adjusted EBITDA-based goals is consistent with our strategic goals, including our operating performance, overall growth, the cost to us of achieving such growth, and our ability to repay our outstanding indebtedness. Further, adjusted EBITDA is utilized by our management, shareholders, creditors and analysts as a key indicator of our ongoing operational performance and profitability.

Our actual pre-bonus, adjusted EBITDA for 2018 was $55.4 million, or 85.2% of the $65.0 million adjusted EBITDA goal for 2018, which resulted in no annual bonus payable by the Company under the 2018 Annual Incentive Plan.

Executive Compensation

Long-Term Equity Incentive Compensation

Overview and Background

Long-term equity incentive compensation is a fundamental tenet of our executive compensation program. Our Compensation Committee believes that long-term equity incentive compensation rewards the performance of our Named Executive Officers over the longer term and further aligns the interests of our Named Executive Officers with those of our shareholders. In 2018, the total annual target incentive compensation for the Named Executive Officers that was long-term in nature was between 45% and 50%.

Our long-term equity incentive compensation is comprised of time-based restricted stock units and performance-based awards granted under our LTPP, which are further discussed below. Our Compensation Committee establishes a Named Executive Officer’s award opportunity as a percentage of base salary, and the Compensation Committee assumes that each Named Executive Officer will earn 100% of the RSUs and LTPP awards for purposes of determining such Named Executive Officer’s total compensation opportunity.

Each of our time-based RSU awards vests in three equal annual installments beginning on the first anniversary of the grant date. Our Compensation Committee believes this vesting schedule is appropriate for our time-based awards as it promotes stability in our experienced management team for our employees, shareholders and other stakeholders and also properly incentivizes each of our Named Executive Officers to remain in employment with the Company for an extended period of time in order to oversee and implement the Company’s long-term strategies.

Each of our performance-based awards granted under our LTPP is subject to a three-year performance cycle, with cliff vesting at the end of the three-year period with respect to all of the LTPP awards earned by each Named Executive Officer at the end of such three-year performance cycle. In addition to further promoting the long-term stability and Named Executive Officer retention, our Compensation Committee believes that a three-year performance cycle is appropriate because it enables the Compensation Committee and our shareholders to meaningfully evaluate the execution of our long-term strategies and the impact on shareholder value.

Historically, we have provided long-term equity compensation primarily through grants of restricted stock units and performance-based awards through annual grants approved by our Board of Directors or our Compensation Committee. We intend to continue these practices in the future as we believe such grants further our compensation objectives of aligning the interests of our Named Executive Officers with those of our stockholders, encouraging long-term performance, and providing a simple and easy-to-understand form of equity compensation that promotes executive retention. We view such grants both as incentives for future performance and as compensation for past accomplishments.

Adoption and Implementation of Long-Term Performance Plan

Prior to the adoption of the Long-Term Performance Plan (“LTPP”), in May 2012, we established our Value Creation Plan (“VCP”). The VCP was amended and restated in May 2013, and further amended and restated in March 2016 prior to being terminated in December 2016. Prior to the March 2016 amendment and restatement, the VCP provided for up to three separate awards to be issued to participants based upon the Company’s achieving adjusted EBITDA targets of $15 million, $20 million and $25 million for any fiscal year through the end of 2018. Our Compensation Committee set these targets at very aspirational levels as the Company’s adjusted EBITDA for 2011 was $3.4 million. In March 2016, our Compensation Committee (a) increased the second adjusted EBITDA target from $20 million to $24 million, (b) increased the third adjusted EBITDA target from $25 million to $28 million, and (c) extended the performance period under the plan from the end of 2018 through the end of 2019. In December 2016 and prior to the final award being issued, our Compensation Committee approved the termination of the VCP. All awards granted under the VCP that were outstanding as of December 31, 2016 were governed by the VCP and subject to the achievement of the adjusted EBITDA performance targets for the year ended December 31, 2016.

Executive Compensation

Our Board and Compensation Committee believe that the VCP successfully and rapidly achieved its designed goals of maximizing shareholder value and promoting the long-term performance and operational success of our Company. In the period covered by the awards granted under our VCP, our adjusted EBITDA increased by 619% from $3.4 million for the fiscal year ended December 31, 2011 to $24.1 million for the fiscal year ended December 31, 2016. Building upon the success of the VCP, our Board of Directors, Compensation Committee and senior management engaged with our shareholders as we sought to restructure our long-term equity incentive compensation program to reflect the evolving strategic and operational goals of a larger organization, including the establishment of additional performance-based metrics by which our Board of Directors and Compensation Committee could promote the long-term growth mindset.

After the success of our VCP in promoting our Named Executive Officers to achieve aspirational adjusted EBITDA targets in a short period of time, and in connection with and following extensive engagement with our key shareholders and other important stakeholders, our Board and Compensation Committee undertook a redesign of our long-term equity compensation plan structure. After the termination of the VCP our Board and Compensation Committee, following thorough consultation with, and upon the recommendation of, Korn Ferry, established our LTPP in February 2017. Like the VCP, we believe our LTPP serves to attract and retain highly qualified executive officers, officers and key employees and to motivate such executive officers, officers and key employees to serve the Company and expend maximum effort to improve the long-term business results of the Company and to further align the interests of our Named Executive Officers with the long-term interests of our stockholders. Our Compensation Committee believes that the LTPP is properly designed to take into account the Company’s increased size, complexity and long-term strategic growth objectives. Further, because the value of our LTPP awards to our Named Executive Officers is tied to both our stock price and the performance targets discussed below in more detail, our Compensation Committee believes that LTPP awards provide a strong incentive to executives to deliver value to our shareholders.

Our LTPP is administered under the Omnibus Plan as a sub-plan of the Omnibus Plan.

Structure of LTPP Awards

The period in which performance is measured, and to which the achievement of the performance-based metrics described below is tied, begins on January 1 of the grant year and ends on December 31 of the third year following the grant year (the “Performance Period”).

Of the LTPP awards issued in 2018, 60% are subject to the achievement of certain Adjusted EBITDA targets during the Performance Period (the “AE LTPP Units”), with adjusted EBITDA measured in accordance with the Company’s current credit agreement, and 40% are subject to the achievement of certain free cash flow targets during the Performance Period (the “FCF LTPP Units” and, with the AE LTPP Units, the “LTPP Units”). Free cash flow is defined as net cash provided by operating activities plus non-recurring and acquisition-related costs minus net cash used in investing activities excluding acquisitions and intangibles.

For the 2018 LTPP Awards, the LTPP Units are generally earned upon the achievement of at least 80% of target adjusted EBITDA and target free cash flow during the Performance Period, as applicable, at which time 50% of the AE LTPP Units and/or FCF LTPP Units, respectively, are earned. The LTPP Units are capped at achievement of 120% of target adjusted EBITDA and target Free Cash Flow during the Performance Period, as applicable, at which time 140% of the AE LTPP Units and/or FCF LTPP Units, respectively, are earned. The number of LTPP Units earned between 80% of the applicable target and 120% of the applicable target are subject to a linear interpolation of the applicable target. See below under “2018 LTPP Awards” for further discussion and detail on the LTPP Awards granted in 2018.

Executive Compensation

Executive Compensation Enhancement – New LTPP Performance Metric

In February 2019, in connection with a detailed review of the Long-Term Performance Plan by our Compensation Committee to ensure its success in linking executive performance with long-term growth and shareholder value, and in conjunction with recent and extensive feedback from our engagement with shareholders, our Compensation Committee approved 2019 LTPP Awards which are subject to the achievement of certain revenue and free cash flow targets during the applicable Performance Period, which will run from January 1, 2019 until December 31, 2021.

Our Compensation Committee understands that, as a matter of best practices in executive compensation, it was important to provide that the performance-based metrics utilized in our short-term performance-based incentive compensation (adjusted EBITDA) were different from those utilized in our long-term performance-based incentive compensation so as not to place undue influence on the performance and behavior of our management team to achieve one performance-based metric, which may create misalignment between executives and the long-term interests of shareholders if they fail to sufficiently focus on other important metrics. As a result, the Compensation Committee approved 2019 LTPP Awards that substituted revenue for adjusted EBITDA as one of two applicable performance-based metrics. For the 2019 LTPP Awards, 50% are subject to the achievement of certain Revenue targets and 50% are subject to the achievement of Free Cash Flow targets.

Our Compensation Committee believes that revenue is also an important performance-based metric for the Company’s long-term strategic growth. Following our acquisition of Glacier Water in December 2016, leveraging our newly increased scale and related synergies to drive top-line growth from our businesses and, in particular, our Refill business, is a core element of our long-term growth strategies.

Our Compensation Committee believes that free cash flow is an important indicator of our continued, long-term success as it measures our ability to generate cash from operations, which may be used, among other ways, to repay our outstanding indebtedness on an accelerated timeframe, or return capital to shareholders in the form of future share repurchase programs (subject to the terms of any financing arrangements in place at any given time).

Impact of Change of Control Transaction on LTPP Awards

Except for Messrs. Prim, Sheehan and Mills, discussed below, there is no acceleration of LTPP awards in the event of a change of control transaction. Upon a change of control, the performance of each award recipient under the terms of each then-outstanding LTPP award is measured against the applicable performance metrics and related targets for the respective LTPP award, assuming the applicable performance period terminates upon the change of control transaction. If the threshold, target or maximum performance criteria have been satisfied as of such change of control date, then such award recipient will receive the number of shares of Common Stock as provided under the applicable LTPP award agreement. However, in the event the threshold performance criteria has not been achieved as of such change of control date, the LTPP award will be immediately cancelled and forfeited. No performance metrics and related targets are reduced by any amount due to the reduction in time to achieve such performance targets as a result of the change of control.

With respect to Messrs. Prim, Sheehan and Mills, the terms of each of their respective employment agreements control in the event of any inconsistency with any LTPP awards granted to them. As discussed further below under “Employment Agreements and Change of Control Arrangements” beginning on Page 55, all equity compensation awards held by Messrs. Prim, Sheehan and Mills that are unvested immediately prior to a change of control transaction will immediately vest as of the date of a change of control transaction, including any LTPP awards then-outstanding. As discussed further below, for each of Messrs. Prim, Sheehan and Mills, the “Potential Payments upon a Change of Control” table below assumes and reflects the receipt of an amount of shares of our common stock equal to the threshold levels under each LTPP award outstanding as of December 31, 2018.

Executive Compensation

Amended and Restated Executive Deferred Compensation Plan

On June 29, 2015, our Board and our Compensation Committee approved the Primo Water Corporation Executive Deferred Compensation Plan. Our Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan designed to allow our officers to defer the payment of awards under the VCP. On February 28, 2017, our Board and our Compensation Committee approved an amended and restated Executive Deferred Compensation Plan in order to allow our officers to defer payment of awards under our LTPP. The Amended and Restated Primo Water Corporation Executive Deferred Compensation Plan as in effect on February 28, 2017 is referred to as the “Deferred Compensation Plan.”

Deferred Compensation Plan Promotes Responsible Executive Compensation Program

Our Deferred Compensation Plan allows participating employees, including each of our Named Executive Officers, to elect to defer up to 100% of his or her award that may become payable under the VCP and/or LTPP for a performance year, as applicable. Any amounts otherwise payable under our VCP and/or LTPP that are deferred into our Deferred Compensation Plan are not taxable to the participants for income tax purposes until the time such awards are actually received by the participant. This allows each of our Deferred Compensation Plan participants, including our Named Executive Officers, the ability to achieve more efficient tax planning and structuring of their awards under the VCP and/or the LTPP. Participation in our Deferred Compensation Plan by our Named Executive Officers increases the receptiveness of our Named Executive Officers to awards issued under our VCP and/or LTPP and allows our Compensation Committee to utilize such long-term equity incentive compensation arrangements to further align the interests of our Named Executive Officers with those of our shareholders and other key stakeholders.

Operational Summary of Deferred Compensation Plan

Our Deferred Compensation Plan permits a participating employee to elect to defer up to 100% of his or her award that may become payable under the VCP and/or LTPP for a performance year, as applicable. The Company establishes an account for each participant in our Deferred Compensation Plan, and a participant’s account is then credited with a number of deferred stock units equal to the number of shares of Company common stock that would have been payable to the participant under the VCP and/or our LTPP, as applicable, but for the deferral election.

A participant’s account will be distributed based on the participant’s payment election made at the time of deferral. A participant can elect to have deferrals credited to a “post-service account,” to be paid in a lump sum or installments (of up to 10 years) commencing the seventh month after a separation from service. Alternatively, a participant can elect to have deferrals credited to an “in-service account,” to be paid in a lump sum or installments (of up to 10 years) commencing in a year specified by the participant at the time of the deferral election. With respect to a deferral to an “in-service account,” a participant can also elect to have payment commence the seventh month after a separation from service that occurs prior to the specified payment year.

When due, payments under our Deferred Compensation Plan will be made in the form of a number of shares of the Company’s common stock equal to the number of stock units payable to the participant, in the manner elected by the participant and provided for in our Deferred Compensation Plan, such that the value of the participant’s account under our Deferred Compensation Plan will rise and fall with the value of our common stock, creating further alignment between the long-term interests of participants and our shareholders.

Executive Compensation

2018 Long-Term Equity Incentive Compensation Awards

Time-Based Restricted Stock Units

On February 26, 2018, our Compensation Committee approved, effective March 9, 2018, grants of restricted stock unit awards to certain of our executive officers and key employees. The following table shows the number of restricted stock units granted to our Named Executive Officers as a result of this action:

Named Executive Officer	Restricted Stock Units (#)
Billy D. Prim	9,000
Matthew T. Sheehan	9,000
David J. Mills	6,000
David W. Hass	6,000
Mark Castaneda*	—

*	Mr. Castaneda retired from the Company on January 12, 2018 and was not employed at the time the Compensation Committee approved the above grants of restricted stock unit awards.

The restricted stock units granted to each of our executive officers vest in three substantially equal annual installments on March 9 of each of 2019, 2020, and 2021.

In addition, in January 2018, in connection with his appointment as Chief Financial Officer of the Company upon Mr. Castaneda’s retirement, we granted Mr. Mills restricted stock units covering an additional 10,000 shares of our Common Stock which will vest in four equal annual installments on January 15 of each of 2019, 2020, 2021 and 2022.

It is our current intention to issue all foreseeable equity compensation plan awards under the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan if such plan is approved by our stockholders at the 2019 Annual Meeting and, if such plan is not approved by our stockholders at the 2019 Annual Meeting, under our Amended and Restated 2010 Omnibus Long-Term Incentive Plan until its termination.

Executive Compensation

2018 LTPP Awards

For our 2018 LTPP awards, the tables below summarize (i) the adjusted EBITDA and free cash flow targets that the Company must achieve in order for our Named Executive Officers to earn LTPP Units and (ii) the number of LTPP Units that our Named Executive Officers earn upon the achievement of the applicable adjusted EBITDA and free cash flow targets.

Adjusted EBITDA
Adjusted EBITDA – $210.0 million target	Number of AE LTPP Units Earned Upon Achievement of Applicable Adjusted EBITDA Amounts
		Prim:	16,376
80% of Target – $168.0 million	50% of target AE LTPP Units	Sheehan:	16,492
		Mills:	6,000
		Hass:	6,180

		Prim:	32,753
100% of Target – $210.0 million	100% of target AE LTPP Units	Sheehan:	32,983
		Mills:	12,000
		Hass:	12,360

		Prim:	45,854
120% of Target – $252.0 million	140% of target AE LTPP Units	Sheehan:	46,177
		Mills:	16,800
		Hass:	17,304

Between 80% and 120% of Target	Linear interpolation applies.

Free Cash Flow
Free Cash Flow – $82.0 million target	Number of FCF LTPP Units Earned Upon Achievement of Applicable Free Cash Flow Amounts
		Prim:	10,918
80% of Target – $65.6 million	50% of target FCF LTPP Units	Sheehan:	10,994
		Mills:	4,000
		Hass:	4,120

		Prim:	21,835
100% of Target – $82.0 million	100% of target FCF LTPP Units	Sheehan:	21,989
		Mills:	8,000
		Hass:	8,240

		Prim:	30,570
120% of Target – $98.4 million	140% of target FCF LTPP Units	Sheehan:	30,784
		Mills:	11,200
		Hass:	11,536

Between 80% and 120% of Target	Linear interpolation applies

Mr. Castaneda retired from the Company on January 12, 2018 and was not employed at the time the Compensation Committee approved the above grants to our Named Executive Officers.

The Performance Period covering the 2018 LTPP awards is January 1, 2018 to December 31, 2020.

Executive Compensation

2017 LTPP Awards

Our Compensation Committee approved the first set of awards under our LTPP in February 2017. Performance under the 2017 LTPP awards will be assessed following the end of the three-year performance period ending on December 31, 2019. The number of shares of Common Stock to be earned under the 2017 LTPP awards will be based upon an assessment of our aggregate adjusted EBITDA and aggregate free cash flow during the performance period against the applicable metric goals.

For our 2017 LTPP awards, 60% of each award is subject to the achievement of a target adjusted EBITDA of $183.4 million, and 40% of each award is subject to the achievement of a target free cash flow of $66.4 million.

LTPP Units subject to our 2017 LTPP awards follow the same vesting schedule as our 2018 LTPP awards. Under our 2017 LTPP awards, LTPP Units are generally earned upon the achievement of at least 80% of target Adjusted EBITDA and target Free Cash Flow during the Performance Period, as applicable, at which time 50% of the AE LTPP Units and/or FCF LTPP Units, respectively, are earned. The LTPP Units are capped at achievement of 120% of target Adjusted EBITDA and target Free Cash Flow during the Performance Period, as applicable, at which time 140% of the AE LTPP Units and/or FCF LTPP Units, respectively, are earned. The number of LTPP Units earned between 80% of the applicable target and 120% of the applicable target are subject to a linear interpolation of the applicable target.

As of December 31, 2018, our aggregate adjusted EBITDA was approximately $110.1 million, and our aggregate free cash flow was approximately $15.3 million.

Other Compensation Matters

Securities Trading Compliance Policy

Our Securities Trading Compliance Policy prohibits short sales of our securities by our directors, executives and certain other employees, including any employee who is in possession of material non-public information, each of whom is referred to as a “Covered Person”. Our Securities Trading Compliance Policy also prohibits Covered Persons from trading in derivatives of our securities and from holding our securities in a margin account or pledging such securities as collateral for a loan. All Covered Persons are also prohibited from engaging in any hedging or monetization transactions, including transactions that permit ownership of Company securities while reducing the exposure to the risks and rewards of such ownership. An exception to the prohibition on pledging our securities may be permitted in certain limited circumstances with the advance written approval of the Chief Financial Officer.

Our Securities Trading Compliance Policy also requires all Covered Persons to seek pre-clearance from the Company’s Chief Financial Officer before trading or gifting any Company securities, including the establishment of any 10b5-1 trading plans. In the event a Covered Person wishes to establish a 10b5-1 trading plan, such Covered Person must seek the approval of such plan from our Chief Financial Officer. Each 10b5-1 plan must specify the amount, pricing and timing of transactions in advance or delegate discretion of those matters to an independent third party, and, once the 10b5-1 plan is established, the Covered Person is prohibited from exercising any influence over the amount, pricing and timing of transactions under it.

Executive Compensation

Perquisites and Other Benefits

As a general matter, we do not offer perquisites or other benefits to any executive officer, including our Named Executive Officers, with an aggregate value in excess of $10,000 annually, because we believe we can provide better incentives for desired performance with compensation in the forms described above. We recognize that, from time to time, it may be appropriate to provide some perquisites or other benefits in order to attract, motivate and retain our executives, with any such decision to be reviewed and approved by our Compensation Committee.

Our executive officers are eligible to participate in our customary employee benefit plans, including medical, dental, vision, life and other employee benefit and insurance plans made available to our employees generally. We maintain a 401(k) plan, which is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended, or the Code. In general, all of our employees are eligible to participate in this plan.

Employment and Severance and Change of Control Benefits

A detailed description of our employment agreements with our Named Executive Officers is available under the section captioned “Employment Agreements and Change of Control Agreements” below, and the benefits are quantified in the section captioned “Potential Payments Upon Termination or Change of Control.”

Risk Assessment

As a publicly-traded company, we are subject to the SEC’s rules regarding risk assessment. Those rules require a publicly-traded company to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the company. We do not believe that our incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the Company.

Accounting and Tax Implications

Our Compensation Committee considers the accounting and tax impact reflected in our financial statements when establishing the amount and forms of long-term and equity compensation. The forms of long-term compensation selected are intended to be cost-efficient. We account for all awards settled in equity in accordance with FASB ASC Topic 718, pursuant to which the fair value of the grant, net of estimated forfeitures, is expensed over the service/vesting period based on the number of options, shares or units, as applicable, that vest. The estimated payout amount of performance awards, along with any changes in that estimate, is recognized over the performance period under “liability” accounting. Our ultimate expense for performance awards will equal the value earned by/paid to the executives.

Tax Deductibility of Compensation; Tax Cuts and Jobs Act

We seek to maximize long-term stockholder value when determining all elements of compensation. As a result, tax deductibility is not the only consideration in awarding compensation. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) limits the deductibility of compensation in excess of $1.0 million paid to any one covered employee in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1.0 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that our Compensation Committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1.0 million to our Named Executive Officers generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to our covered employees, our Compensation Committee will—consistent with its past practice—continue to retain flexibility to design compensation programs that are in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

Executive Compensation

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and Primo’s Annual Report on Form 10-K for the year ended December 31, 2018.

Submitted by the Compensation Committee of the Board of Directors.

Jack C. Kilgore, Chair
Richard A. Brenner
Malcom McQuilkin
David L. Warnock

Executive Compensation Tables

Executive Compensation Tables

2018 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (d)	Option Awards ($) (e)	Non-Equity Incentive Plan Compensation ($) (f)	All Other Compensation ($) (g)	Total ($) (h)

Billy D. Prim	2018	452,584	759,877	—	—	5,500	1,217,961
Executive Chairman,	2017	432,685	800,273	—	196,601	13,084	1,442,643
Former Chief	2016	439,804	140,850	—	290,142	7,185	877,981
Executive Officer

Matthew T. Sheehan	2018	455,763	764,465	—	—	5,500	1,225,728
President and Chief	2017	432,987	805,005	—	198,035	11,746	1,447,773
Executive Officer	2016	336,411	117,375	532,390	166,467	4,587	1,157,230

David J. Mills	2018	245,479	441,700	—	—	7,297	694,476
Chief Financial Officer

David W. Hass	2018	255,337	317,870	—	—	7,660	580,867
Chief Strategy	2017	217,432	308,347	—	51,170	8,015	584,964
Officer

Mark Castaneda*	2018	26,972	52,359	—	—	809	80,140
Former Chief	2017	310,919	411,045	—	71,533	12,027	805,524
Financial Officer	2016	284,062	117,375	—	93,699	7,950	503,086

*	Mr. Castaneda retired from the Company on January 12, 2018.

Salaries (Column (c))

Base salaries for Messrs. Prim, Sheehan and Mills are specified in their employment agreements, which are described in greater detail in “Employment Agreements and Change of Control Agreements” below. Mr. Hass’ base salary is determined by our Compensation Committee.

Executive Compensation Tables

Stock Awards (Column (d))

The amounts shown in this column indicate the grant date fair value of stock awards computed in accordance with ASC 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by our Named Executive Officers. The amounts set forth in this column also include the grant date fair value as of March 9, 2018 ($11.95) of target award opportunities in connection with awards issued to our Named Executive Officers under our LTPP computed in accordance with ASC 718. Assuming the achievement of the maximum share target amount under each award, maximum amounts (calculated as of the grant date) issued to our Named Executive Officers with respect to such awards would be approximately $913,267, $919,684, $344,600 and $344,638 for Mr. Prim, Mr. Sheehan, Mr. Mills and Mr. Hass, respectively. In addition, the $52,359 for Mr. Castaneda is attributable to the incremental accounting charge incurred by the Company in 2018 in connection with the Compensation Committee’s decision to extend the exercise period for all of Mr. Castaneda’s vested stock options from 30 days to one year following his retirement from the Company in January 2018.

Option Awards (Column (e))

The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with ASC 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by our Named Executive Officers.

Non-Equity Incentive Plan Compensation (Column (f))

Each of our Named Executive Officers was entitled in 2018 to a target annual performance-based incentive award equal to a specified percentage of his base salary, which was 100% for Mr. Prim, 100% for Mr. Sheehan and 50% for each of Mr. Mills and Mr. Hass. Mr. Castaneda retired from the Company on January 12, 2018 and was not eligible for an annual incentive award. Our actual pre-bonus, adjusted EBITDA for 2018 was $55.4 million, or 85.2% of the $65.0 million adjusted EBITDA goal for 2018, which resulted in no annual bonus payable by the Company under the 2018 annual incentive plan. Our 2018 annual performance-based incentive plan is described in greater detail in the “Compensation Discussion and Analysis” above under “Annual Cash and Equity Performance-based Incentive Compensation.”

All Other Compensation (Column (g))

Amounts shown in this column relate to matching contributions to our Named Executive Officers’ accounts under Primo’s 401(k) plan. In addition, with respect to the amounts set forth in this column for Mr. Castaneda, such amounts include certain payments paid to Mr. Castaneda in connection with his retirement from the Company on January 12, 2018, as more fully described below in “Employment Agreements and Change of Control Arrangements”.

Executive Compensation Tables

2018 Grant of Plan-Based Awards Table

The following table shows grants of plan-based awards made to our Named Executive Officers during the year ended December 31, 2018.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards:	Grant Date Fair Value
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	of Stock and Option Awards ($)(3)

Billy D. Prim	03/09/18	(4)							9,000	107,550
			192,122	384,244	537,941	27,294	54,588	76,424		652,327

Matthew T. Sheehan	03/09/18	(4)							9,000	107,550
			193,471	386,943	541,720	27,486	54,972	76,961		656,915

David J. Mills	01/15/18	(5)							10,000	131,000
	03/09/18	(4)							6,000	71,700
			52,103	104,206	145,588	10,000	20,000	28,000		239,000

David W. Hass	03/09/18	(4)							6,000	71,700
			54,195	108,391	151,747	10,300	20,600	28,840		246,170

Mark Castaneda			—	—	—	—	—	—	—	—

(1)

Amounts set forth in these columns reflect threshold, target and maximum award opportunities for 2018 performance under our 2018 annual incentive plan. Further information regarding the terms and conditions of awards under our 2018 annual incentive plan can be found in the “Compensation Discussion and Analysis” above under “Annual Cash and Equity Incentive Arrangements.”

(2)

Amounts set forth in these columns reflect threshold, target and maximum award opportunities under awards issued in March 2018 under our LTPP. Further information regarding the terms and conditions of awards under our LTPP can be found in the “Compensation Discussion and Analysis” above under “Long-Term Equity Incentive Compensation.”

(3)

Amounts set forth in this column represent the grant date fair value of the restricted stock unit awards and awards issued under our LTPP described in Footnotes (2), (4) and (5), in each case, computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(4)

Amounts set forth in this row reflect grants of restricted stock units under our Amended and Restated 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”). These restricted stock units vest in equal installments on the first, second and third anniversaries of the grant date.

(5)

Amounts set forth in this row reflect grant of restricted stock units under our Omnibus Plan. These restricted stock units vest in equal installments on the first, second, third and fourth anniversaries of the grant date.

Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year-End 2018 Table

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2018.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Billy D. Prim	40,000	—		12.33	03/29/21
	20,000	—		1.39	05/11/22
	30,000	—		3.43	03/14/24
	30,000	—		5.33	05/05/25

						5,000	(2)	70,050	23,939	(3)	335,385
						6,000	(4)	84,060	27,294	(5)	382,389
						9,000	(6)	126,090

Matthew T. Sheehan	10,000	—		1.07	11/12/22
	100,000	—		1.05	12/04/22
	50,000	—		1.76	06/10/23
	25,000	—		3.43	03/14/24
	25,000	—		5.33	05/05/25
	50,000	50,000	(7)	12.00	11/04/26
						4,166	(2)	58,366	24,107	(3)	337,739
						6,000	(4)	84,060	27,486	(5)	385,079
						9,000	(6)	126,090

David J. Mills	14,375	—		12.84	01/28/20
	10,000	—		12.33	03/29/21
	15,000	—		2.65	12/15/21
	15,000	—		1.39	5/11/22
	50,000	—		1.07	11/12/22
	15,000	—		3.43	03/14/24
	15,000	—		5.33	05/05/25
						2,500	(2)	35,025	5,464	(3)	76,551
						2,666	(4)	37,351	10,000	(5)	140,100
						10,000	(8)	140,100
						6,000	(6)	84,060

David W. Hass	15,000	—		4.66	08/15/21
	10,000	—		1.39	05/11/22
	20,000	—		1.07	11/12/22
	15,000	—		3.43	03/14/24
	15,000	—		5.33	05/05/25
						2,500	(2)	35,025	5,464	(3)	76,551
						2,666	(4)	37,351	10,300	(5)	144,303
						6,000	(9)	84,060
						6,000	(6)	84,060

Mark Castaneda	—					—		—	—		—

(1)

The market value of the unvested restricted stock units issued under our Omnibus Plan and performance-based stock units issued under our LTPP is based on the closing price of our common stock on December 31, 2018 ($14.01).

(2)	Reflects the unvested portion of a restricted stock unit award that vests on March 11, 2019.

Executive Compensation Tables

(3)

Reflects the unearned portion of performance-based stock units issued under our LTPP, which vest based upon the achievement of certain adjusted EBITDA-based and free cash flow-based performance targets in a performance period beginning on January 1, 2017 and ending on December 31, 2019. In accordance with SEC rules, the amounts represent the threshold amounts payable in connection with such LTPP awards.

(4)	Reflects the unvested portion of a restricted stock unit award that vests in equal annual installments on March 20, 2019 and 2020.

(5)

Reflects the unearned portion of performance-based stock units issued under our LTPP, which vest based upon the achievement of certain adjusted EBITDA-based and free cash flow-based performance targets in a performance period beginning on January 1, 2018 and ending on December 31, 2020. In accordance with SEC rules, the amounts represent the threshold amounts payable in connection with such LTPP awards.

(6)	Reflects the unvested portion of a restricted stock unit award that vests in equal annual installments on March 9, 2019, 2020 and 2021.

(7)	These options vest in equal annual installments on November 4, 2019 and 2020.

(8)	Reflects the unvested portion of a restricted stock unit award that vests in equal annual installments on January 15, 2019, 2020, 2021 and 2022.

(9)	Reflects the unvested portion of a restricted stock unit award that vests in equal annual installments on May 31, 2019, 2020 and 2021.

Executive Compensation Tables

Option Exercises and Stock Vested Table

The following table shows the number of shares acquired and the value realized during the fiscal year ended December 31, 2018 upon the exercise of stock options and the vesting of restricted stock units previously or simultaneously granted to each of our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Billy D. Prim	—	—	16,452	196,601	(1)
			5,000	59,750	(2)
			3,000	34,020	(3)

Matthew T. Sheehan	—	—	16,572	198,035	(1)
			4,167	49,796	(2)
			3,000	34,020	(3)

David J. Mills	—	—	2,787	33,305	(1)
			2,500	29,875	(2)
			1,334	15,128	(3)

David W. Hass	—	—	4,282	51,170	(1)
			2,500	29,875	(2)
			1,334	15,128	(3)
			2,000	33,960	(4)

Mark Castaneda	242,999	2,251,657	5,986	71,533	(1)

(1)

The amounts set forth in this field were calculated by multiplying the closing market price of our common stock on the vesting date, March 9, 2018 ($11.95), by the number of shares vesting on such date.

(2)

The amounts set forth in this field were calculated by multiplying the closing market price of our common stock on March 9, 2018 ($11.95), the last trading day immediately preceding the vesting date, March 11, 2018, by the number of shares vesting on such date.

(3)

The amounts set forth in this field were calculated by multiplying the closing market price of our common stock on the vesting date, March 20, 2018 ($11.34), by the number of shares vesting on such date.

(4)

The amounts set forth in this field were calculated by multiplying the closing market price of our common stock on the vesting date, May 31, 2018 ($16.98), by the number of shares vesting on such date.

Executive Compensation Tables

Nonqualified Deferred Compensation Table

Our Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan which allows participating employees, including each of our Named Executive Officers, to elect to defer up to 100% of his or her award that may become payable under the VCP and/or LTPP for a performance year, as applicable. Any amounts otherwise payable under our VCP and/or LTPP that are deferred into our Deferred Compensation Plan are not taxable to the participants for income tax purposes until the time such awards are actually received by the participant. Each of our Named Executive Officers has deferred amounts otherwise payable under the VCP into an account under our Deferred Compensation Plan, which is then credited with a number of deferred stock units equal to the number of shares of Company common stock that would have been payable to the participant under the VCP and/or our LTPP, as applicable, but for the deferral election

The following table provides information for each of our Named Executive Officers regarding aggregate contributions, aggregate earnings for 2018 and year-end account balances under our Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)		Aggregate Withdrawals/Distributions ($)(2)	Aggregate Balance at Last FYE ($)

Billy D. Prim	—	1,470,941	(3)	3,200,992	14,236,878

Matthew T. Sheehan	—	641,328	(4)	6,001,204	6,100,570

David J. Mills	—	128,068	(5)	1,203,716	1,218,113

David W. Hass	—	198,862	(6)	576,009	1,921,415

Mark Castaneda	—	2,756,992	(7)	11,931,043	—

(1)

The amounts set forth in this column represent earnings on Deferred Stock Units (“DSUs”) based upon the increase of market price of the common stock underlying such DSUs while such DSUs were held in each NEO’s Deferred Compensation Plan account in 2018. None of the amounts in this column have been reported as compensation in the Summary Compensation Table in respect of 2018 as none of such earnings were “above-market” or “preferential” in nature.

(2)

Represents the value of DSUs at the time such DSUs settled into shares of our common stock into such Named Executive Officer’s account under the Deferred Compensation Plan pursuant to the terms of our Executive Deferred Compensation Plan and the elections made by each of our Named Executive Officers thereunder.

(3)

Consists of (x) earnings of $7,622 on 254,047 deferred stock units (“DSUs”) held by Mr. Prim from December 31, 2017 until the settlement of such DSUs on January 10, 2018, based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $12.60 on January 10, 2018 and (y) earnings of $1,463,319 on 1,016,194 DSUs held by Mr. Prim throughout fiscal year 2018 based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $14.01 on December 31, 2018.

(4)

Consists of (x) earnings of $14,289 on 476,286 DSUs held by Mr. Sheehan from December 31, 2017 until the settlement of such DSUs on January 10, 2018, based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $12.60 on January 10, 2018 and (y) earnings of $627,039 on 435,444 DSUs held by Mr. Sheehan throughout fiscal year 2018 based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $14.01 on December 31, 2018.

(5)

Consists of (x) earnings of $2,866 on 95,533 DSUs held by Mr. Mills from December 31, 2017 until the settlement of such DSUs on January 10, 2018, based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $12.60 on January 10, 2018 and (y) earnings of $125,202 on 86,946 DSUs held by Mr. Mills throughout fiscal year 2018 based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $14.01 on December 31, 2018.

Executive Compensation Tables

(6)

Consists of (x) earnings of $1,372 on 45,715 DSUs held by Mr. Hass from December 31, 2017 until the settlement of such DSUs on January 10, 2018, based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $12.60 on January 10, 2018 and (y) earnings of $197,490 on 137,146 DSUs held by Mr. Hass throughout fiscal year 2018 based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $14.01 on December 31, 2018.

(7)

Consists of (x) earnings of $11,442 on 381,417 DSUs held by Mr. Castaneda from December 31, 2017 until the settlement of such DSUs on January 10, 2018 based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $12.60 on January 10, 2018 and (y) earnings of $2,745,550 on 348,420 DSUs held by Mr. Castaneda from December 31, 2017 until the settlement of such DSUs on August 21, 2018 based on the increase of the market price of the common stock underlying such DSUs from $12.57 on December 31, 2017 to $20.45 on August 21, 2018.

Executive Compensation Tables

2018 Potential Payments Upon Termination or Change of Control Table

The following table sets forth hypothetical amounts that would have been payable to Messrs. Prim, Sheehan, Mills and Hass upon termination of employment under various scenarios or a change of control of Primo, assuming any such event had occurred on December 31, 2018. Mark Castaneda retired as our Chief Financial Officer on January 12, 2018 and was not entitled to receive any amounts upon a termination or change of control as of December 31, 2018.

Benefits and Payments	Termination without Cause or for Good Reason ($)		Termination without Cause or for Good Reason following a Change of Control ($)	Termination due to Disability or Death ($)		Change of Control (No Termination) ($)

Billy D. Prim:
Base Salary(1)	454,904		2,274,520	—		—
Non-Equity Incentive Plan Compensation(2)	98,301		491,505	—		—
Vesting of Equity Awards	871,884	(3)	—	997,974	(4)	997,974	(4)
Health Insurance(5)	15,516		31,032	—		—
Life Insurance(5)	110		220	—		—
Disability Coverage(5)	1,296		2,592	—		—
Parachute Tax Gross-up(6)	—		1,788,462	—		—
Total:	1,442,011		4,588,331	997,974		997,974

Matthew T. Sheehan:
Base Salary(7)	458,100		687,150	—		—
Non-Equity Incentive Plan Compensation(8)	99,018		148,527	—		—
Vesting of Equity Awards	865,244	(3)	—	1,091,834	(4)	1,091,834	(4)
Health Insurance(9)	22,195		33,293	—		—
Life Insurance(9)	110		165	—		—
Disability Coverage(9)	1,296		1,944	—		—
Total:	1,445,963		871,079	1,091,834		1,091,834

David J. Mills:
Base Salary	250,000		125,000	—		—
Non-Equity Incentive Plan Compensation(8)	16,653		8,326	—		—
Vesting of Equity Awards	333,396	(3)	—	513,187	(4)	513,187	(4)
Health Insurance	92		138	—		—
Life Insurance	110		165	—		—
Disability Coverage	1,267		1,901	—		—
Total:	601,518		135,530	513,187		513,187

David W. Hass:
Base Salary	—		—	—		—
Non-Equity Incentive Plan Compensation(8)	—		—	—		—
Vesting of Equity Awards	330,594	(3)	—	461,350	(4)	461,350	(4)
Health Insurance	—		—	—		—
Life Insurance	—		—	—		—
Disability Coverage	—		—	—		—
Total:	330,594			461,350		461,350

(1)

Represents (A) a payment equal to Mr. Prim’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason and (B) a payment equal to 5.0 times Mr. Prim’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason in connection with a Change of Control.

Executive Compensation Tables

(2)

Represents (A) a payment equal to the average annual bonus earned by Mr. Prim for the most recent two fiscal years ending prior to the termination date in the case of a termination without Cause or for Good Reason and (B) a payment equal to 5.0 times the average annual bonus earned by Mr. Prim for the most recent two fiscal years ending prior to the termination date in the case of a termination without Cause or for Good Reason in connection with a Change of Control.

(3)

Represents the value of option and restricted stock unit awards held at December 31, 2018 which are scheduled to vest within six months of such date. The amount in this field also assumes the acceleration of vesting for awards issued under our LTPP to the threshold level, which may be scheduled to vest upon termination without Cause or for Good Reason under our LTPP. All accelerated vesting in this field is based upon the closing market price on December 31, 2018 ($14.01) of our shares of common stock.

(4)

Represents the value of option and restricted stock unit awards held at December 31, 2018, based upon the closing market price on December 31, 2018 ($14.01) of our shares of common stock. Pursuant to the Named Executive Officer’s applicable award agreements, these option and restricted stock unit awards would vest in full upon a Change of Control (as such term is defined in the Named Executive Officer’s award agreement) or upon the executive’s death or Disability (as such term is defined in the Named Executive Officer’s award agreement). Also represents the value of awards issued under our LTPP that would vest upon a Change of Control under our LTPP at the threshold level of such LTPP awards.

(5)

In the case of a termination without Cause or for Good Reason, represents the estimated incremental cost to maintain coverage under the applicable policy for 12 months. In the case of a termination without Cause or for Good Reason in connection with a Change of Control, represents the estimated incremental cost to us to maintain coverage under the applicable policy for 24 months.

(6)	Represents the gross-up payment to be made to Mr. Prim under his employment agreement.

(7)

Represents a payment equal to such Named Executive Officer’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason and a payment equal to 1.5 times such Named Executive Officer’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason in connection with a Change of Control.

(8)

Represents a payment equal to the average annual bonus earned by the Named Executive Officer for the most recent two fiscal years ending prior to the termination date in the case of a termination without Cause or for Good Reason and a payment equal to 1.5 times the average annual bonus earned by the Named Executive Officer for the most recent two fiscal years ending prior to the termination date in the case of a termination without Cause or for Good Reason in connection with a Change of Control.

(9)

In the case of a termination without Cause or for Good Reason, represents the estimated incremental cost to maintain coverage under the applicable policy for 12 months. In the case of a termination without Cause or for Good Reason in connection with a Change of Control, represents the estimated incremental cost to us to maintain coverage under the applicable policy for 18 months.

Unless noted otherwise, all capitalized terms in the foregoing footnotes have the meanings given to them in the respective Named Executive Officer employment agreements.

Employment Agreements and Change of Control Arrangements

Billy D. Prim and Mark Castaneda

The following summaries of our employment agreements with Messrs. Prim and Castaneda describe the agreements with such individuals that were amended and restated in June 2013 and further amended in October 2016. In connection with Mr. Castaneda’s retirement from the Company on January 12, 2018, the Company terminated its employment agreement with Mr. Castaneda, and he is no longer entitled to the termination or change of control benefits summarized below.

Executive Compensation Tables

General

Mr. Prim’s employment agreement provides for a base annual salary of $439,824, which may be adjusted up but not down by our Board of Directors. Mr. Prim is also eligible to receive bonuses and awards of equity and non-equity compensation as approved by our Board of Directors. The employment agreement entitles Mr. Prim to participate in all other benefits generally available to our other senior executives. Mr. Prim’s employment agreement also provides that, upon termination of the VCP or the cessation of awards granted thereunder, if the Company adopts a new long-term incentive plan, Mr. Prim will be granted awards under the new plan commensurate with his position as Chairman and Chief Executive Officer. Mr. Prim’s employment agreement also provides for: (i) an annual automatic cost of living increase to base salary based on the Consumer Price Index; (ii) long-term disability coverage at 100% of base annual salary; (iii) an annual physical paid for by Primo; (iv) a Section 4999 excise tax gross-up payment to cover certain taxes and penalties; and (v) Primo’s payment of certain attorneys’ fees incurred in the event Mr. Prim has to take action to enforce his rights under the employment agreement. We have agreed to maintain insurance coverage for and indemnify Mr. Prim in connection with his service as a director and officer of our Company.

Our employment agreement with Mr. Prim provided for an initial three-year employment term that originally commenced April 1, 2010 and that automatically extends for additional one-year periods unless terminated by Mr. Prim or us upon at least 90 days’ prior written notice of intention not to renew. The agreement may also be terminated by us or Mr. Prim for other reasons and, subject to the conditions set forth in the employment agreement, provides for certain payments to Mr. Prim upon a termination of his employment or a change of control of Primo, as described below.

Our employment agreement with Mr. Castaneda was substantially similar to our employment agreement with Mr. Prim, except that the economic terms differed between the agreements and Mr. Castaneda’s employment agreement did not provide for: (i) an annual automatic cost of living increase to base salary; (ii) additional long-term disability coverage; (iii) a Primo-paid annual physical; (iv) a Section 4999 excise tax gross-up payment to cover certain taxes and penalties; and (v) our payment of certain attorney fees.

Under our agreements with Messrs. Prim and Castaneda, these individuals are (or Mr. Castaneda would have been) entitled to certain benefits upon certain terminations or upon a Change of Control (as defined in the employment agreement).

Payments upon Termination

Under these employment agreements, upon termination without Cause or for Good Reason (each as defined in the employment agreement), then such individual would be entitled to the following benefits:

•

severance payments in an amount equal to (i) his highest annual base salary in effect during the 12 months immediately prior to his termination date plus (ii) the average annual bonus earned by him for the most recent two fiscal years ending prior to his termination date;

•

coverage under health, dental, life, accident, disability and similar benefit plans offered to (and on the same terms as) the other senior executive officers for the 12 months following his termination date; and

•	the immediate vesting of any restricted stock, stock option or other equity compensation awards scheduled to vest within six months of his termination date.

Executive Compensation Tables

Payments upon Termination in connection with a Change of Control

Under his employment agreement, if Mr. Prim (i) is terminated without Cause; (ii) he resigns for Good Reason; (iii) dies or (iv) becomes Disabled (as defined in Mr. Prim’s employment agreement), in each case, in connection with or within two years following a Change of Control, then he is entitled to the following benefits under his employment agreement:

•

severance payments in an amount equal to 5.0 times the sum of (i) his highest annual base salary in effect during the 12 months immediately prior to his termination date plus (ii) the average annual bonus earned by him for the most recent two fiscal years ending prior to his termination date; and

•

coverage under health, dental, life, accident, disability and similar benefit plans offered to (and on the same terms as) the other senior executive officers for the 24 months following his termination date.

Under his employment agreement, if Mr. Castaneda was terminated without Cause or he resigned for Good Reason, in either case, in connection with or within two years following a Change of Control, then he would have been entitled to the following benefits under his employment agreement:

•

severance payments in an amount equal to 1.5 times the sum of (i) his highest annual base salary in effect during the 12 months immediately prior to his termination date plus (ii) the average annual bonus earned by him for the most recent two fiscal years ending prior to his termination date; and

•

coverage under health, dental, life, accident, disability and similar benefit plans offered to (and on the same terms as) the other senior executive officers for the 18 months following his termination date.

In addition, any restricted stock, stock option or other equity compensation awards held by Mr. Prim or Mr. Castaneda that are unvested immediately vest as of the date of the Change of Control.

Matthew T. Sheehan

The following summary of the employment agreement of Mr. Sheehan describes our employment agreement with Mr. Sheehan that was entered into in June 2013 and that was amended in October 2016.

General

Our employment agreement with Mr. Sheehan has an initial term expiring on June 10, 2016 with automatic one-year renewals and provides for an annual base salary of $450,000. Mr. Sheehan has a target bonus level under the Company’s annual incentive plan of 100% of his base salary. Mr. Sheehan’s employment agreement provides that, upon termination of the VCP or the cessation of awards thereunder, if the Company adopts a new long-term incentive plan, Mr. Sheehan will be granted awards under the new plan commensurate with his position as President and Chief Operating Officer. In October 2016, we entered into an amendment to Mr. Sheehan’s employment agreement, which, in part, provided for an award to Mr. Sheehan of an option to purchase up to 100,000 shares of the Company’s common stock, in recognition of services previously rendered. These options vest in four equal annual installments beginning on the first anniversary of the grant date. We have agreed to maintain insurance coverage for and indemnify Mr. Sheehan in connection with his service as an officer of our Company.

Executive Compensation Tables

Payments upon Termination

Mr. Sheehan’s employment agreement provides that, if he is terminated without Cause (as defined in Mr. Sheehan’s employment agreement) or resigns for Good Reason (also as defined in Mr. Sheehan’s employment agreement), Mr. Sheehan will receive (i) any applicable prorated annual bonus, based on actual performance for the year of termination as determined by our Board of Directors in its discretion, (ii) any accrued but unpaid annual bonus for the fiscal year immediately preceding the year of termination, and (iii) any other amounts Mr. Sheehan is entitled to under the Company’s employee benefit plans.

If the Company does not renew Mr. Sheehan’s employment agreement at the end of the initial term or any renewal term or Mr. Sheehan is terminated without Cause or resigns for Good Reason, Mr. Sheehan will receive an amount equal to the sum of (A) one year’s base salary (which will be his highest annual base salary in effect during the 12 months immediately prior to his termination date) plus (B) the average annual bonus (including amounts paid under the VCP) earned by Mr. Sheehan for the most recent two fiscal years ending prior to the termination date. In addition, Mr. Sheehan also will receive continuation of health benefits or payment of COBRA health insurance premiums for up to 12 months following termination and any equity compensation awards granted by the Company (a) that were otherwise scheduled to vest within six months after the termination date for all options that have a monthly or quarterly vesting schedule and (b) that were otherwise scheduled to vest at the next vesting date for all options that have an annual vesting schedule will vest immediately.

Payments upon Termination in connection with a Change of Control

The employment agreement provides that if Mr. Sheehan (i) is terminated by the Company for any reason other than Cause; (ii) resigns for Good Reason; (iii) dies or (iv) becomes Disabled (as defined in Mr. Sheehan’s employment agreement), in each case, in connection with or within two years of a Change of Control (as defined in Mr. Sheehan’s employment agreement), Mr. Sheehan will receive, in addition to any amounts otherwise payable under the employment agreement in connection with the termination of employment, an amount equal to 1.5 times the sum of (A) the highest base salary in effect during the 12 months immediately prior to his termination plus (B) the average annual bonus earned by Mr. Sheehan for the most recent two fiscal years ending prior to the termination date. In such case, Mr. Sheehan will also be entitled to an additional six months of health benefits continuation or payment of COBRA health insurance premiums.

In addition, any restricted stock, stock option or other equity compensation awards held by Mr. Sheehan that are unvested will immediately vest as of the date of the Change of Control.

David J. Mills

The following summary of the employment agreement of Mr. Mills describes our employment agreement with Mr. Sheehan that was entered into in March 2018 in connection with Mr. Mills’ appointment as Chief Financial Officer in January 2018.

General

Our employment agreement with Mr. Mills has an initial term expiring on March 6, 2021 with automatic one-year renewals and provides for an annual base salary of $250,000. Mr. Mills has a target bonus level under the Company’s annual incentive plan of 50% of his base salary. In connection with Mr. Mills’ appointment as Chief Financial Officer, in January 2018, we awarded Mr. Mills a restricted stock unit award covering 10,000 shares of the Company’s common stock. We have agreed to maintain insurance coverage for and indemnify Mr. Mills in connection with his service as an officer of our Company.

Executive Compensation Tables

Payments upon Termination

Mr. Mills’ employment agreement provides that, if he is terminated without Cause (as defined in Mr. Mills’ employment agreement) or resigns for Good Reason (also as defined in Mr. Mills’ employment agreement), Mr. Mills will receive (i) any applicable prorated annual bonus, based on actual performance for the year of termination as determined by our Board of Directors in its discretion, (ii) any accrued but unpaid annual bonus for the fiscal year immediately preceding the year of termination, and (iii) any other amounts to which Mr. Mills is entitled to under the Company’s employee benefit plans.

If the Company does not renew Mr. Mills’ employment agreement at the end of the initial term or any renewal term or Mr. Mills is terminated without Cause or resigns for Good Reason, Mr. Mills will receive an amount equal to the sum of (A) one year’s base salary (which will be his highest annual base salary in effect during the 12 months immediately prior to his termination date) plus (B) the average annual bonus earned by Mr. Mills for the most recent two fiscal years ending prior to the termination date. In addition, Mr. Mills also will receive (a) continuation of health benefits or payment of COBRA health insurance premiums for up to 12 months following termination and (b) any equity compensation awards granted by the Company that were otherwise scheduled to vest within six months after the termination date will vest immediately.

Payments upon Termination in connection with a Change of Control

The employment agreement provides that if Mr. Mills (i) is terminated by the Company for any reason other than Cause or (ii) resigns for Good Reason, in each case, in connection with or within two years of a Change of Control (as defined in Mr. Mills’ employment agreement), Mr. Mills will receive, in addition to any amounts otherwise payable under the employment agreement in connection with the termination of employment, an amount equal to one-half (1/2) the sum of (A) the highest base salary in effect during the 12 months immediately prior to his termination plus (B) the average annual bonus earned by Mr. Mills for the most recent two fiscal years ending prior to the termination date. In such case, Mr. Mills will also be entitled to an additional six months of health benefits continuation or payment of COBRA health insurance premiums.

In addition, any restricted stock, stock option or other equity compensation awards held by Mr. Mills that are unvested will immediately vest as of the date of the Change of Control.

CEO Pay Ratio

CEO Pay Ratio

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Matthew T. Sheehan, our CEO for 2018. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2018, the median of the annual total compensation for our employees (other than our CEO) was $41,966, and the annual total compensation of our CEO, as reported in the Summary Compensation Table included above (adjusted as noted below), was $1,239,609. Based on this information, for 2018 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees was approximately 30 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO:

1.

We determined that, as of December 31, 2018, our entire employee population consisted of approximately 602 individuals, with approximately 576 employees working in the U.S. and approximately 26 employees working in Canada. Under the de minimis exception permitted by the SEC rules, we excluded all of our Canadian employees when identifying our “median employee.” To identify the median employee from our U.S. employee population, we used the amount of “gross wages” for the employees as reflected in our payroll records for 2018. For gross wages, we generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding. We did not use any statistical sampling techniques.

2.

For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2018 in accordance with the requirements of Item 402(c)(2)(x), and then added the approximate value of the employee’s Company-provided group medical benefits, resulting in annual total compensation of $41,966.

3.

For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2018 Summary Compensation Table, adjusted to add $13,881 for the estimated value of Company-provided group medical benefits.

Equity Compensation Plan Information

The following table provides information as of December 31, 2018, with respect to compensation plans under which our equity securities are available for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,402,281	(1)	$5.27		142,737

Equity compensation plans not approved by security holders	—		—		—

Total	3,402,281		$5.27	(2)	142,737	(3)(4)

(1)

Consists of 1,148,998 stock options and 386,903 restricted stock units outstanding under our 2010 Omnibus Plan and 1,866,380 deferred stock units outstanding under our Deferred Compensation Plan, which deferred stock units currently are to be settled using shares under our 2010 Omnibus Plan (or shares otherwise issued in a manner compliant with all applicable laws and securities exchange requirements).

(2)

The weighted average exercise price in this column takes into account only the stock options reflected in column (a); it does not take into account the restricted stock units or deferred stock units reflected in column (a).

(3)	Consists of 142,737 shares available for issuance under our 2010 Employee Stock Purchase Plan.

(4)

There were 1,573,755 shares remaining available for future issuance under our 2010 Omnibus Plan, excluding for the effect of the deferred stock units then outstanding under our Deferred Compensation Plan. The Company currently anticipates that the majority of those deferred stock units will be settled in annual installments from 2019 through 2021.

Additional Information About Directors and Executive Officers

Additional Information About Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and certain persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and such greater than 10% stockholders are required to furnish us copies of all ownership reports they file. Based solely on our review of the copies of the reports that we received and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during 2018, except that David Hass filed one late report related to a purchase of shares from the Company’s Employee Stock Purchase Plan and Susan Cates filed one late Form 5.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Kilgore, Norris and Warnock and Ms. Cates. In 2018, Messrs. Brenner and McQuilkin also served on our Compensation Committee. None of the members of our Compensation Committee during 2018 is or has at any time been an officer or employee of Primo. None of our executive officers has served as a member of our Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or compensation committee during 2018.

Audit Committee Report

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of: (i) the integrity of Primo’s financial statements; (ii) the effectiveness of Primo’s internal controls over financial reporting; (iii) Primo’s compliance with legal and regulatory requirements; (iv) the qualifications and independence of Primo’s independent registered public accounting firm; and (v) performance of the members of the Company’ management responsible for oversight of the internal audit function and Primo’s independent registered public accounting firm.

Primo’s management is responsible for the preparation, presentation, and integrity of complete and accurate financial statements in accordance with generally accepted accounting principles in the United States that accurately and fairly reflect the transactions, acquisitions and dispositions of Primo’s assets and for maintaining appropriate accounting and financial reporting principles and policies and establishing and maintaining internal controls designed to assure compliance with accounting standards and applicable laws. Primo’s registered public accounting firm is responsible for planning and conducting in accordance with generally accepted auditing standards in the United States an audit of Primo’s annual financial statements and a review of Primo’s quarterly financial statements.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Primo’s audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

During the past fiscal year, the Audit Committee discussed with Primo’s registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received during the past year the written disclosures and the letter from Primo’s registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the registered public accounting firm their independence.

Based on the reviews, discussions and disclosures referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Primo for the fiscal year ended December 31, 2018 be included in its Annual Report on Form 10-K for such fiscal year.

Submitted by the Audit Committee of the Board of Directors.

Susan E. Cates, Chair
Emma S. Battle
Richard A. Brenner
Jack C. Kilgore
Charlie Norris

Related Party Transactions

Related Party Transactions

Our Audit Committee Charter requires our Audit Committee to review and approve or ratify any related party transaction that is required to be disclosed under Item 404 of Regulation S-K. In the course of its review or approval of a transaction, our Audit Committee will consider:

•	the nature of the related person’s interest in the transaction, including the actual or apparent conflict of interest of the related person;

•	the material terms of the transaction and their commercial reasonableness;

•	the significance of the transaction to the related person;

•	the significance of the transaction to us and the benefit and perceived benefits, or lack thereof, to us;

•	opportunity costs of alternate transactions;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of Primo; and

•	any other matters the Committee deems appropriate.

We will not enter into a related person transaction without the approval or ratification of our Audit Committee, and directors interested in a related person transaction will recuse themselves from any vote relating to a related person transaction in which they have an interest.

Other than the compensation agreements and other arrangements which are described in “Director Compensation” and “Executive Compensation” beginning on pages 30 and 32 respectively, since January 1, 2018 there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Proposal 2 – Advisory Vote on Executive Compensation

Proposal 2 – Advisory Vote on Executive Compensation

This Proposal 2 enables our stockholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis” beginning on page 32, our executive compensation program is designed to attract, motivate and retain our executive officers, who are critical to our success. Please read the “Executive Compensation – Compensation Discussion and Analysis” section beginning on page 32 for additional details about our executive compensation programs, including information about the 2018 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our executive compensation programs as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, objectives and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote FOR the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the “Compensation Discussion and Analysis,” the related compensation tables and the related narrative information in the proxy statement for the Company’s 2019 annual meeting of stockholders, is hereby APPROVED.”

Although the vote on this Proposal 2 regarding the compensation of our named executive officers is not binding on our Board of Directors, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

Vote Required for Approval

The foregoing resolution will be approved if holders of a majority of the shares present or represented at the 2019 annual meeting, in person or by proxy, and voting on Proposal 2 vote in favor of such resolution.

Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

Background and the Proposal

On February 28, 2019, our Board of Directors approved, subject to stockholder approval, the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan (the “2019 Plan”). If the 2019 Plan is approved by our stockholders, it will authorize the issuance of a number of shares of our common stock equal to 1,500,000, in addition to any shares remaining available for issuance under our 2004 Stock Plan and our Amended and Restated 2010 Omnibus Long-Term Incentive Plan. The 2019 Plan will replace the Company’s 2010 Omnibus Long-Term Incentive Plan (the “Prior Plan”), and no new awards will be granted under the Prior Plan. Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2019 Plan will remain subject to and be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan.

Our Board of Directors recommends that stockholders approve the 2019 Plan. The purposes of the 2019 Plan are to enhance the Company’s ability to attract and retain highly qualified officers, non-employee directors, key employees, and consultants, and to motivate such service providers to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The 2019 Plan also allows the Company to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of our stockholders. Stockholder approval of the 2019 Plan will also enable the Company to grant awards under the 2019 Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code. Before the 2019 Plan may be effective, stockholder approval is required under NASDAQ Rule 5635(c).

Vote Required for Approval

The 2019 Plan will be approved if holders of a majority of the shares present or represented at the 2019 annual meeting, in person or by proxy, and voting on Proposal 3 vote in favor of the 2019 Plan.

Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

Summary of the 2019 Plan

The principal features of the 2019 Plan are summarized below. The following summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the complete text of the 2019 Plan, which is attached to this proxy statement as Annex A.

Eligibility

Awards may be granted under the 2019 Plan to officers, employees, and consultants of the company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 12, 2019, approximately 91 individuals were eligible to receive awards under the 2019 Plan, including four executive officers and seven non-employee directors.

Administration

The 2019 Plan is administered by our Board of Directors or the Compensation Committee. For purposes of this summary, we will refer to the 2019 Plan administrator as the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Compensation Committee may also delegate its authority under the 2019 Plan to the extent permitted by applicable law.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2019 Plan is 1,500,000. In addition, as of the date of stockholder approval of the 2019 Plan, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan. Up to 1,500,000 shares may be granted as incentive stock options under Section 422 of the Internal Revenue Code. The shares of common stock issuable under the 2019 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2019 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2019 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of common stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired Company. Shares tendered or withheld to pay the option exercise price or tax withholding will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan. In addition, only the net number of shares paid for stock-settled SARs or net-settled options will be counted against the pool of available shares, not the total number of shares subject to the award.

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2019 Plan will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the Company.

Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

Types of Awards

The 2019 Plan permits the granting of any or all of the following types of awards:

•

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. The fair market value of a share of our common stock as of March 12, 2019 was $15.47. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

•

Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2019 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2019 Plan and any other terms and conditions determined by the Compensation Committee.

•

Performance Awards.The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Compensation Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions. Business criteria include, but are not limited to, any of the following: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre-or after-tax income (before or after allocation of corporate overhead and bonuses; (vi) net earnings; (vii) earnings per share; (viii) net income (before or after taxes); (ix) return on equity; (x) total shareholder return; (xi) return on assets or net assets; (xii) appreciation in and/or maintenance of share price; (xiii) market share; (xiv) market capitalization; (xv) gross profits; (xvi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); (xvii) economic value-added models or equivalent metrics; (xviii) comparisons with various stock market indices; (xix) reduction in costs; (xx) cash flow or cash flow per share (before or after dividends); (xxi) return on capital (including return on total capital or return on invested capital; (xxii) cash flow return on investment; (xxiii) improvement in or attainment of expense levels or working capital levels; (xxiv) operating margins; (xxv) gross margins or cash margin; (xxvi) year-end cash; (xxvii) debt reductions; (xxviii) shareholder equity; (xxix) regulatory performance; and (xxx) implementation, completion or attainment of measurable objectives with respect to (A) research, (B) development, (C) products or projects and (D) recruiting and maintaining personnel.

Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

Award Limits for Non-Employee Directors

The value of awards made to non-employee directors under the 2019 Plan is limited according to the individual’s position on our Board of Directors. For a calendar year, the value of awards received by the Chair of our Board of Directors, taken together with the value of cash fees and awards granted under any other equity compensation plan of the Company, may not exceed $900,000, and for all other non-employee directors, the total annual value may not exceed $600,000. Awards made to non-employee directors upon their initial election to our Board of Directors or to the board of a Company affiliate do not count against the aforementioned limitations.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2019 Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2019 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Our Board of Directors will determine the effect of a “Change in Control” (as defined in the 2019 Plan) of the Company with respect to any award or awards, including but not limited to, acceleration of vesting or termination of awards.

Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

Term, Termination and Amendment of the 2019 Plan

Unless earlier terminated by the Board of Directors, the 2019 Plan will terminate, and no further awards may be granted, five years after the date on which it is approved by stockholders. Our Board of Directors may amend, suspend or terminate the 2019 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2019 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

We cannot provide a new plan benefits table for the 2019 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2019 Plan if the 2019 Plan was then in effect, as described in the federal proxy rules, because all awards made under the 2019 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2019 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to the company and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

Proposal 3 – Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A. We intend that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

Proposal 4 – Approval of Amendment No. 3 to 2010 Employee Stock Purchase Plan

Proposal 4 – Approval of Amendment No. 3 to 2010 Employee Stock Purchase Plan

Background and the Proposal

Our Board of Directors is seeking the approval of our stockholders of an amendment to the Primo Water Corporation 2010 Employee Stock Purchase Plan, as previously amended by Amendments No. 1 and No. 2 thereto (as so amended, the “ESPP”), which amendment was adopted by our Board of Directors on February 28, 2019 subject to stockholder approval (the “ESPP Amendment No. 3”). As more fully described below, upon approval, the ESPP Amendment No. 3 would extend the term of the ESPP for an additional five years, so that our eligible employees may continue to participate in and benefit from the ESPP until April 2025. No new shares are being added to the ESPP at this time.

Stockholder approval of the ESPP, as amended by the ESPP Amendment No. 3, is required in order for the ESPP to continue to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code.

Vote Required for Approval

The ESPP Amendment No. 3 will be approved if holders of a majority of the shares present or represented at the 2019 annual meeting, in person or by proxy, and voting on Proposal 4 vote in favor of the ESPP Amendment No. 3.

Proposal 4 – Approval of Amendment No. 3 to 2010 Employee Stock Purchase Plan

Summary of ESPP Amendment No. 3

This summary of the ESPP Amendment No. 3 is not intended to be a complete description of the ESPP Amendment No. 3 and is qualified in its entirety by the actual text of the ESPP Amendment No. 3, which is attached as Annex B to this Proxy Statement.

General

The ESPP was approved by our Board of Directors in March 2010, and by our stockholders in April 2010, and became effective upon the approval of our stockholders, and was subsequently amended with the approval of our stockholders, effective April 11, 2012 and April 27, 2017. Our ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code.

We currently have 423,957 shares authorized for sale under the ESPP. ESPP Amendment No. 3 makes no changes to the number of shares authorized under the ESPP.

Reasons for Amendment

The ESPP provides our employees a convenient and economical way to invest in the Company and aligns their interests with those of our stockholders, encouraging long-term performance and rewarding participants for creating stockholder value. Our Board of Directors desires to continue to provide our employees the opportunity to invest in the Company through the ESPP. ESPP Amendment No. 3 allows us to continue to do so for an additional five years.

Material Features of the Plan

Administration of the ESPP. Our Compensation Committee has the authority to interpret and implement the terms of the ESPP. Our Compensation Committee has the discretion to set the terms of each offering in accordance with the provisions of the ESPP, to make all determinations regarding the ESPP, including eligibility, and otherwise administer the ESPP.

Number of Authorized Shares. A total of 23,957 shares of our common stock were originally available for sale under our ESPP, subject to adjustment in the event of any significant change in our capitalization, such as a stock split, a combination or exchange of shares, or a stock dividend or other distribution. Effective April 11, 2012, pursuant to Amendment No. 1 to the ESPP, the number of shares of our common stock reserved for issuance under the ESPP was increased to 273,957, and was increased again effective April 27, 2017 to 423,957. The closing price of our common stock on March 12, 2019, the record date, was $15.47 per share.

Eligibility and Participation. All of our employees generally are eligible to participate if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year. As of March 12, 2019, there were 546 employees eligible to participate in the ESPP. Our Compensation Committee may exclude from an offering period highly-compensated employees or employees who have not satisfied a minimum period of employment with us which may not exceed a period of two years. In addition, an employee may not be granted rights to purchase stock under our ESPP if such employee would:

•	immediately after any grant of purchase rights, own stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

•	hold rights to purchase stock under all of our employee stock purchase plans that would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year.

Offering Periods and Purchase Periods. The ESPP provides for offering periods of up to 27 months. The offering periods under the ESPP currently consist of 12-month offering periods, with a new offering period beginning every January 1 and separate purchases taking place every 6 months during each offering period. However, we may change the timing and duration of offering periods and the frequency of purchases, as long as such changes comply with the terms of the ESPP. Unless otherwise specified by our Compensation Committee, a participant may purchase a maximum of 25,000 shares of common stock during an offering period.

Proposal 4 – Approval of Amendment No. 3 to 2010 Employee Stock Purchase Plan

Payroll Deductions. Our ESPP permits participants to exercise their stock purchase rights under the ESPP through payroll deductions of up to 15% of their eligible compensation, which includes a participant’s gross base compensation from the Company, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.

Exercise of Purchase Rights. Amounts deducted and accumulated by the participant are used to purchase shares of our common stock at the end of each purchase period during an offering period. The purchase price of the shares will not be less than 85% of the fair market value of our common stock on the first trading day of the offering period or on the last day of the applicable purchase period, whichever is lower. Participants may withdraw from participation in the ESPP at any time during an offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with us.

Change in Control. In the even of a “Change in Control” (as defined in the ESPP), our Compensation Committee may provide for the successor corporation to assume or substitute each outstanding purchase right, cashout of the participant’s purchase right, acceleration of the next purchase date or termination of the current offering period without a purchase.

Amendment and Termination. The ESPP, as amended by ESPP Amendment No. 3, will automatically terminate in 2025, unless we terminate it sooner. The ESPP prior to ESPP Amendment No. 3 is scheduled to terminate in 2020. In addition, our Board of Directors has the authority to amend, suspend or terminate our ESPP, except that, subject to certain exceptions described in the ESPP, no such action may adversely affect any outstanding rights to purchase stock under our ESPP.

New Plan Benefits. The benefits or amounts that will be received by any participant under the ESPP, as amended by the ESPP Amendment No. 3, are not currently determinable as they are dependent upon each participant’s future payroll deduction election for each offering period under the ESPP.

Federal Income Tax Consequences

The following is a summary of the material United States federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the ESPP. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Under such an arrangement, no taxable income is recognized by a participant either at the time of election to participate in an offering period under the ESPP or at the time shares are purchased thereunder, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights.

If shares are disposed of at least two years after the grant date and at least one year after the purchase date, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the grant date over the purchase price (determined as of the grant date in certain circumstances) will be treated as ordinary income to the participant. Any further gain upon such disposition will be taxed as long-term capital gain at the rates then in effect. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant will have a capital loss equal to the difference between the sale price and the purchase price. The ability of a participant to utilize such a capital loss will depend on the participant’s other tax attributes and the statutory limitations on capital loss deductions not discussed herein.

Proposal 4 – Approval of Amendment No. 3 to 2010 Employee Stock Purchase Plan

If a participant disposes of the shares before the expiration of the one-year and two-year holding periods described above (a “disqualifying disposition”), then upon such disposition the federal income tax consequences will be as follows: (1) the difference between the purchase price and the fair market value of the shares on the date of purchase will be taxed to the participant as ordinary income, and (2) the excess, if any, of the fair market of the shares on the date of disposition over the fair market value on the date of purchase will be taxed as capital gain. If the shares are sold for less than their fair market value on the purchase date, the same amount of ordinary income will be attributed to the participant and a capital loss recognized equal to the difference between the sale price and the value of the shares on such purchase date. As indicated above, the ability of the participant to utilize such a capital loss will depend on the participant’s other tax attributes and the statutory limitation on capital losses not discussed herein.

The amount of ordinary income recognized by the participant in case of a disqualifying disposition will generally be deductible by us for federal income tax purposes.

Registration of Shares. We have registered on Form S-8 under the Securities Act all of the shares currently authorized for issuance under the ESPP.

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee of the Board of Directors has selected BDO USA, LLP (“BDO”) as our independent registered public accounting firm for 2019. We are presenting this selection to our stockholders for ratification at the annual meeting.

BDO audited our consolidated financial statements for 2018. A representative of BDO is expected to be present at the annual meeting. In addition to having the opportunity to make a statement, the BDO representative will be available to respond to any appropriate questions.

Stockholder ratification of the selection of BDO as our independent registered public accounting firm is not required. We are submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider its selection of BDO.

Principal Stockholders

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional services rendered by BDO for the fiscal years ended December 31, 2018 and 2017.

BDO USA, LLP

	FY 2018	FY 2017
Audit Fees(1)	$480,000	$501,000

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	—	—

Total	$480,000	$501,000

(1)

Audit Fees consist of fees and expenses billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Audit Committee reviews and pre-approves all audit and non-audit services provided by our independent registered public accounting firm. Our Audit Committee may delegate this pre-approval authority to a member of the committee but the decisions of such person must be presented to the full Audit Committee at the next scheduled meeting.

Principal Stockholders

The following table provides information about the beneficial ownership of our common stock as of March 12, 2019 by:

•	each person that owned more than 5% of our outstanding common stock as of such date;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	all of our directors, director nominees and current executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power. Under these rules, beneficial ownership also includes any shares as to which the individual or entity has the right to acquire beneficial ownership of within 60 days of March 12, 2019 through the exercise of any warrant, stock option, restricted stock unit or other right. Except as noted, and subject to community property laws where applicable, we believe that the stockholders named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated in the notes below, the address for each of the individuals listed below is c/o Primo Water Corporation, 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101.

Principal Stockholders

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	Percentage of Common Stock Outstanding (%)(1)
Stockholders
Akre Capital Management, LLC	2,852,220	(2)	7.3
Legion Partners Asset Management, LLC	2,635,571	(3)	6.8
BlackRock, Inc.	2,444,917	(4)	6.3
Wellington Management Company LLP	2,355,831	(5)	6.1
Nuveen Asset Management, LLC	2,001,988	(6)	5.1
Directors and Executive Officers
Billy D. Prim	1,889,851	(7)	4.7
Emma S. Battle	—			*
Richard A. Brenner	171,172	(8)		*
Susan E. Cates	18,247	(9)		*
Jack C. Kilgore	154,333	(10)		*
Malcolm McQuilkin	437,173	(11)	1.1
Charles A. Norris	438,166	(12)	1.1
David L. Warnock	5,874	(13)		*
Matthew T. Sheehan	722,311	(14)	1.8
David J. Mills	219,482	(15)		*
David W. Hass	248,255	(16)		*
Mark Castaneda	29,238	(17)		*
Directors, director nominees and current executive officers as a group (11 individuals)	4,304,864		10.8

*	Represents beneficial ownership of less than 1.0%.

(1)	A total of 38,995,129 shares of common stock were outstanding on March 12, 2019.

(2)

This information is derived solely from Amendment No. 6 to Schedule 13G filed with the SEC on February 14, 2019 in which Akre Capital Management, LLC, a Delaware limited liability company (“Akre”), Charles T. Akre, Jr., a resident of the United States, and Braddock Partners Offshore, L.P., a limited partnership organized in the Cayman Islands, are reported as the beneficial owners of 2,845,220 shares of the Company’s common stock with the shared power to vote or to direct the vote of, and the shared power to dispose or to direct the disposition of, all 2,845,220 shares. In addition, Charles T. Akre is reported as the beneficial owner of 7,000 additional shares of the Company’s common stock over which Mr. Akre has the sole power to vote or to direct the vote, or to dispose or to direct the disposition of, all 7,000 shares. The address for each of the entities or persons listed in this footnote 2 is P.O. Box 998, Middleburg, VA 20118.

(3)

This information is derived solely from Amendment No. 2 to Schedule 13D filed with the SEC on November 23, 2018 in which Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion”) is reported as the beneficial owner of 2,635,571 shares of the Company’s common stock with the shared power to vote or to direct the vote, and shared power to dispose or to direct the disposition, of all 2,635,571 shares. Legion beneficially owns these shares as the investment advisor of each of Legion Partners, L.P. I, a Delaware limited partnership (“Legion I”), Legion Partners, L.P. II (“Legion II”), a Delaware limited partnership, and Legion Partners Special Opportunities, L.P. IX, a Delaware limited partnership (“Legion SO”). In addition, each of (i) Legion Partners, LLC, a Delaware limited liability company, as the general partner of each of Legion I, Legion II and Legion SO; (ii) Legion Partners Holdings, LLC, a Delaware limited liability company, as the sole member of Legion and Legion Partners, LLC and (iii) Christopher S. Kiper and Raymond White, each an individual, as a managing director of Legion and a managing member of each of Legion Partners Holdings, LLC, in each case, may be deemed to have beneficial ownership of the 2,635,571 shares of Common Stock reported hereunder. The address for each of the entities or persons listed in this footnote is 9401 Wilshire Boulevard, Suite 705, Beverly Hills, CA 90212.

Principal Stockholders

(4)

This information is derived solely from Schedule 13G filed with the SEC on February 7, 2019 in which BlackRock, Inc., a Delaware corporation (“BlackRock”), is reported as the beneficial owner of 2,444,917 shares of the Company’s common stock with the sole power to vote or direct the vote of 2,200,878 shares and the sole power to dispose or to direct the disposition of 2,444,917 shares. BlackRock beneficially owns these shares directly and through its subsidiaries BlackRock Advisors LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. The address for each of the entities or persons listed in this footnote is 55 East 52nd Street, New York, NY 10055.

(5)

This information is derived solely from Amendment No. 3 to Schedule 13G filed with the SEC on February 12, 2019 in which Wellington Management Group LLP, a Massachusetts limited liability partnership (“Wellington”), is reported as the beneficial owner of 2,355,831 shares of the Company’s common stock with shared power to vote or to direct the vote, and shared power to dispose or to direct the disposition, of all 2,355,831 shares. Wellington beneficially owns these shares directly and through its subsidiaries Wellington Group Holdings LLP, a Delaware limited liability partnership, Wellington Investment Advisors Holdings LLP, a Delaware limited liability partnership, and Wellington Management Company LLP, a Delaware limited liability partnership. Further, based upon information derived solely from Amendment No. 1 to Schedule 13G filed with the SEC on February 12, 2019 by Wellington Trust Company, NA, a national banking association (“Wellington Trust”), Wellington Trust, which is indirectly controlled by Wellington, has shared voting power and shared power to dispose or to direct the disposition of 2,166,631 of the shares reported as beneficially owned by Wellington. The address for each of the entities or persons listed in this footnote is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(6)

This information is derived solely from Schedule 13G filed with the SEC on February 14, 2019 in which Nuveen Asset Management, LLC, a Delaware limited liability company (“Nuveen”) is reported as the beneficial owner of 2,001,988 shares of the Company’s common stock with the sole power to vote or to direct the vote, and the sole power to dispose or to direct the disposition of, all 2,001,988 shares. Nuveen’s address is 333 W. Wacker Drive, Chicago, IL 60606.

(7)

Consists of (a) 1,665,594 shares of common stock held directly (419,705 of which are pledged as security); (b) 34,179 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable (4,218 of which are pledged as security); (c) 123,000 shares of common stock issuable upon the exercise of stock options or vesting of restricted stock units held directly that are presently exercisable or vest or become exercisable within 60 days of the record date; (d) 4,791 shares of common stock held by BD Prim, LLC (as to which he has shared voting and investment power); (e) 4,791 shares held by the Billy D. Prim Revocable Trust (as to which he has shared voting and investment power); (f) 23,957 shares of common stock held by 2010 Irrevocable Trust fbo Sarcanda W. Bellissimo (as to which he has shared voting and investment power); (g) 23,957 shares of common stock held by 2010 Irrevocable Trust fbo Anthony Gray Westmoreland (as to which he has shared voting and investment power); (h) 4,791 shares of common stock held by the 2010 Irrevocable Trust fbo Jager Grayln Dean Bellissimo (as to which he has shared voting and investment power); and (i) 4,791 shares of common stock held by the 2010 Irrevocable Trust fbo Joseph Alexander Bellissimo (as to which he has shared voting and investment power). Excludes 8,032 shares of common stock held directly by Deborah W. Prim, Mr. Prim’s spouse. Also excludes (a) 523,586 deferred stock units earned in March 2016 under the Company’s Amended and Restated Value Creation Plan and deferred pursuant to the Company’s Deferred Compensation Plan, for which shares of common stock are to be issued with respect to such deferred stock units in equal annual installments in January of 2020, 2021 and 2022 and (b) 238,560 deferred stock units earned in March 2017 under the Company’s Amended and Restated Value Creation Plan and deferred pursuant to the Company’s Deferred Compensation Plan, for which shares of common stock are to be issued with respect to such deferred stock units in equal annual installments in January of 2020, 2021 and 2022.

(8)

Consists of (a) 148,235 shares of common stock held directly; (b) 568 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable; (c) 22,085 shares of common stock issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the record date; (d) 142 shares of common stock issuable upon the exercise of warrants held by the ALB-3 Trust, of which he is the trustee, that are presently exercisable; and (e) 142 shares of common stock issuable upon the exercise of warrants held by the ALB-5 Trust, of which he is the trustee, that are presently exercisable. Mr. Brenner may be deemed to have voting and investment power with respect to securities held by the ALB-3 Trust or the ALB-5 Trust and expressly disclaims beneficial ownership of any such securities, except to the extent of his pecuniary interest therein, if any.

Principal Stockholders

(9)	All such shares of common stock are held directly.

(10)

Consists of (a) 126,534 shares of common stock held directly; (b) 5,714 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable; and (c) 22,085 shares of common stock issuable upon the exercise of options held directly that are presently exercisable.

(11)

Consists of (a) 107,446 shares of common stock held directly; (b) 1,924 shares of common stock issuable upon the exercise of options held directly that are presently exercisable; (c) 313,607 shares of common stock held by the Malcolm McQuilkin Living Trust; and (d) 14,196 shares of common stock issuable upon the exercise of warrants held by the Malcolm McQuilkin Living Trust that are presently exercisable. Mr. McQuilkin is a co-trustee of the Malcolm McQuilkin Living Trust and, as such, he may be deemed to have shared voting and investment power with respect to such shares. Mr. McQuilkin expressly disclaims beneficial ownership of any such securities held in such trust, except to the extent of his pecuniary interest therein, if any.

(12)

Consists of (a) 4,282 shares of common stock held directly; (b) 275,170 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable and (c) 158,714 shares of common stock held by The Charles A. Norris & Margaret T. Norris TR UA 18-Jun-02 Norris Trust (the “Norris Trust”). Mr. Norris is a co-trustee of the Norris Trust and, as such, he may be deemed to have shared voting and investment power with respect to such shares. Mr. Norris expressly disclaims beneficial ownership of any such securities held in the Norris Trust, except to the extent of his pecuniary interest therein, if any.

(13)	Consists of (a) 3,950 shares of common stock held directly and (b) 1,924 shares of common stock issuable upon the exercise of options held directly that are presently exercisable.

(14)

Consists of (a) 459,311 shares of common stock held directly and (b) 263,000 shares of common stock issuable upon the exercise of options or vesting of restricted stock units held directly that are presently exercisable or vest or become exercisable within 60 days of the record date. Excludes 290,296 deferred stock units earned in March 2016 under the Company’s Amended and Restated Value Creation Plan and deferred pursuant to the Company’s Deferred Compensation Plan, for which shares of common stock are to be issued with respect to such deferred stock units in equal annual installments in January of 2020 and 2021.

(15)

Consists of (a) 83,419 shares of common stock held directly by Mr. Mills; (b) 355 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable and (c) 135,708 shares of common stock issuable upon the exercise of options or vesting of restricted stock units held directly by Mr. Mills that are presently exercisable or vest or become exercisable within 60 days of the record date and excludes 57,964 deferred stock units earned in March 2016 under the Company’s Amended and Restated Value Creation Plan and deferred pursuant to the Company’s Deferred Compensation Plan, for which shares of common stock are to be issued with respect to such deferred stock units in equal annual installments in January of 2020 and 2021.

(16)

Consists of (a) 141,771 shares of common stock held directly; (b) 76,333 shares of common stock issuable upon the vesting of restricted stock units or exercise of options held directly that are presently exercisable or vest or become exercisable within 60 days of the record date; (c) 16,901 shares of common stock held by The David W. Hass Living Trust (the “Hass Trust”), of which Mr. Hass is a trustee, (d) 5,250 shares of common stock held by HB Capital LLC (“HB Capital”), of which Mr. Hass is a member and (e) 8,000 shares of common stock held in custodial accounts, for the benefit of certain of Mr. Hass’ family members, over which Mr. Hass serves as custodian (the “Hass Custodial Accounts”). Mr. Hass may be deemed to have shared voting and investment power with respect to the shares of common stock held by the Hass Trust, HB Capital and the Hass Custodial Accounts. Mr. Hass expressly disclaims beneficial ownership of any such securities held by the Hass Trust, HB Capital and any of the Hass Custodial Accounts, except to the extent of his pecuniary interest therein, if any. Excludes (a) 58,191 deferred stock units earned in March 2016 under the Company’s Amended and Restated Value Creation Plan and deferred pursuant to the Company’s Deferred Compensation Plan, for which shares of common stock are to be issued with respect to such deferred stock units in equal annual installments in January of 2020 and 2021 and (b) 33,240 deferred stock units earned in March 2017 under the Company’s Amended and Restated Value Creation Plan and deferred pursuant to the Company’s Deferred Compensation Plan, for which shares of common stock are to be issued with respect to such deferred stock units in equal annual installments in January of 2020 and 2021.

(17)	All such shares of common stock are held directly.

Questions and Answers

Additional Information

Multiple Stockholders Sharing the Same Address

As permitted by SEC rules, we will deliver only one Annual Report on Form 10-K and proxy statement to multiple stockholders sharing the same address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver, upon oral or written request, a separate copy of the Annual Report on Form 10-K and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Stockholders wishing to receive a separate Annual Report on Form 10-K and proxy statement or stockholders wishing to receive a single copy of Annual Reports on Form 10-K or proxy statements if they are receiving multiple copies of Annual Reports on Form 10-K or proxy statements may contact Primo Water Corporation, Attention: Corporate Secretary at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101, Telephone: (336) 331-4000.

2018 Annual Report to Stockholders

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. The Annual Report on Form 10-K, which contains our consolidated financial statements and other information about us, is not incorporated in the proxy statement and is not to be deemed a part of the proxy soliciting material. Copies of this proxy statement and our Annual Report on Form 10-K are available at www.proxyvote.com.

Questions and Answers

Why am I receiving these materials?

You are receiving these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. The proxy statement includes information that we are required to provide you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is a proxy?

Our Board of Directors is asking for your proxy. This means you authorize persons selected by us to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	the Proxy Statement for the annual meeting;

•	a proxy card for the annual meeting; and

•	our Annual Report on Form 10-K for the year ended December 31, 2018.

Questions and Answers

What items will be voted on at the annual meeting?

There are five proposals scheduled to be voted on at the annual meeting:

•	the election of the three directors nominated by our Board of Directors as Class III directors to serve until the 2022 annual meeting of stockholders;

•	an advisory vote on the compensation paid to our named executive officers;

•	the approval of the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan;

•	the approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan; and

•	the ratification of the Audit Committee’s appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for 2019.

Our Board of Directors is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the board’s voting recommendations?

Our Board of Directors recommends that you vote your shares:

•	“FOR” the three directors nominated by our Board of Directors as Class III directors to serve until the 2022 annual meeting of stockholders;

•	“FOR” the approval of the proposal regarding the compensation paid to our named executive officers;

•	“FOR” the approval of the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan;

•	“FOR” the approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan; and

•	“FOR” the ratification of the Audit Committee’s appointment of BDO as our independent registered public accounting firm for 2019.

Who can attend the annual meeting?

Admission to the annual meeting is limited to:

•	stockholders as of the close of business on March 12, 2019;

•	holders of valid proxies for the annual meeting; and

•	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date.

When is the record date and who is entitled to vote?

Our Board of Directors set March 12, 2019 as the record date. All record holders of Primo common stock as of the close of business on that date are entitled to vote. Each share of common stock is entitled to one vote. As of the record date, there were 38,995,129 shares of common stock outstanding.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of Primo stock is reflected directly on the books and records of our transfer agent, Broadridge Financial Solutions, Inc. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to ownership records for the registered shares. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

Questions and Answers

How do I vote?

You may vote by any of the following methods:

•	In person. You may vote in person at the meeting. If you hold shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares.

•	By mail. You may vote by signing and returning the proxy card or voting instruction card provided.

•	Via the Internet. You may vote via the Internet by following the instructions provided in the accompanying proxy card or the voting instruction card provided.

•	Beneficial owners of shares held in “street name.” You may vote by following the instructions provided by your bank or broker.

How can I change or revoke my vote?

You may change or revoke your vote as follows:

•

Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Primo Water Corporation, Attention: Corporate Secretary at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101 or by submitting another vote on or before May 1, 2019. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal 1”), the advisory vote on compensation paid to our named executive officers (“Proposal 2”), the approval of the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan (“Proposal 3”) and the approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan (“Proposal 4”) are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

Questions and Answers

The ratification of the appointment of BDO as our independent registered public accounting firm for 2019 (“Proposal 5”) is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 5.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business at the annual meeting. This is called a quorum.

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

•	Proposal 1, Election of Directors. The three nominees receiving the highest number of votes will be elected as the Class III directors to serve until the 2022 annual meeting of stockholders.

•

Proposal 2, Advisory Vote on Executive Compensation. The compensation paid to our named executive officers will be considered approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

•

Proposal 3, Approval of Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan. The Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

•

Proposal 4, Approval of Amendment No. 3 to the 2010 Employee Stock Purchase Plan. Amendment No. 3 to the 2010 Employee Stock Purchase Plan will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

•

Proposal 5, Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s appointment of BDO as our independent registered public accounting firm for 2019 will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not counted as votes cast on any proposal considered at the annual meeting and, therefore, will have no effect on the proposal regarding the election of directors, the advisory vote on the compensation paid to our named executive officers, the Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan and Amendment No. 3 to the 2010 Employee Stock Purchase Plan. We expect no broker non-votes on the proposal regarding the ratification of the appointment of BDO as our independent registered public accounting firm for 2019, and abstentions will have no effect on this proposal.

Questions and Answers

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the annual meeting?

Primo will announce preliminary or final voting results at the annual meeting and publish final results in a Form 8-K filed with the SEC within four business days of the completion of the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2020 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in Primo’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2020 annual meeting of stockholders must be received no later than November 28, 2019. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to Primo’s Corporate Secretary at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101.

Requirements for Stockholder Proposals to Be Brought Before the 2020 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2020 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2020 annual meeting of stockholders, must be delivered to Primo’s Corporate Secretary at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101 not earlier than the close of business on January 3, 2020 and not later than the close of business on February 2, 2020. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2020 annual meeting of stockholders.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

PRIMO WATER CORPORATION

2019 OMNIBUS LONG-TERM INCENTIVE PLAN

Primo Water Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2019 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under the Primo Water Corporation 2010 Omnibus Long-Term Incentive Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.	“Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, other Stock-based Award or cash award under the Plan.
2.3.	“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.
2.4.	“Board” means the Board of Directors of the Company.
2.5.

“Cause” shall be defined as that term is defined in a Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition “Cause” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement with the Company or an Affiliate: (i) engaging in any act, or failing to act, or misconduct that in any such case is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of (or entering a plea of guilty or nolo contendere to) a criminal offense (other than a minor traffic offense); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting or materially limiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or any Affiliate’s government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s Services.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

2.6.	“Change in Control” shall have the meaning set forth in Section 15.2.
2.7.	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.8.

“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.9.	“Company” means Primo Water Corporation, a Delaware corporation, or any successor corporation.
2.10.	“Common Stock” or “Stock” means a share of common stock of the Company, par value $.001 per share.
2.11.

“Disability” means as determined by the Company and unless otherwise provided in an applicable Award Agreement with the Company or an Affiliate, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

2.12.	“Effective Date” means May 2, 2019.
2.13.	“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.14.

“Fair Market Value” of a share of Common Stock as of a particular date shall mean (1) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (2) if the shares of Common Stock are not then listed on a national securities exchange, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

2.15.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16.

“Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17.	“Grantee” means a person who receives or holds an Award under the Plan.
2.18.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19.	“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.20.	“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.21.	“Option Price” means the exercise price for each share of Stock subject to an Option.
2.22.	“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period determined by the Board.
2.23.	“Predecessor Plan” means each of (i) the Primo Water Corporation 2010 Omnibus Long-Term Incentive Plan and (ii) the Primo Water Corporation (formerly, Primier Corporation) 2004 Stock Plan.
2.24.	“Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.
2.25.	“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
2.26.	“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.
2.27.	“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.
2.28.	“SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.
2.29.	“SEC” means the United States Securities and Exchange Commission.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

2.30.	“Section 409A” shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.
2.31.	“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.32.

“Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.33.

“Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.34.	“Service Provider” means an employee, officer, non-employee member of the Board, consultant or advisor of the Company or an Affiliate.
2.35.	“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.
2.36.	“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.37.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines, shares issued or issuable.

2.38.

“Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.39.	“Termination Date” means the date that is ten (10) years after the Original Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.
2.40.	“Transaction” shall have the meaning set forth in Section 15.2.

3.	ADMINISTRATION OF THE PLAN

3.1.	General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

(i)	designate Grantees;
(ii)	determine the type or types of Awards to be made to a Grantee;
(iii)	determine the number of shares of Stock to be subject to an Award;
(iv)

establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement; and
(vi)

amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.	Restrictions; No Repricing.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that causes the Option or SAR to become subject to Section 409A, without the Grantee’s written prior approval. Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (C) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

3.3.	Award Agreements; Breach of Covenants; Cause.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

3.4.	Minimum Vesting.

Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash Awards, and (iii) Awards to non-employee members of the Board that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant); provided that the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4 (subject to adjustment under Section 15); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

3.5.	Clawbacks.

If any of the Company’s financial statements are required to be restated, the Company may recover all or a portion of any Award made to any Grantee with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered shall be the amount, as determined by the Committee, by which the affected Award exceeds the amount that would have been payable had the financial statements been initially filed as restated. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

3.6.	Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.7.	No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

3.8.	Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 1,500,000. In addition, shares of Stock underlying any outstanding award granted under a Predecessor Plan shall be available for the grant of new Awards under this Plan to the extent that, following the Effective Date, either: (i) the award expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares, or (ii) shares of Stock are tendered (by either actual delivery or by attestation) or withheld from the award to cover any tax withholding requirement with respect to the award (not in excess of maximum statutory rates). As provided in Section 1, no new awards shall be granted under the Primo Water Corporation 2010 Omnibus Long-Term Incentive Plan following the Effective Date. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

Subject to adjustments in accordance with Section 15 hereof, 1,500,000 of such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments in accordance with Section 15. To the extent that an Award is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan. If the Option Price of any Option, or if pursuant to Section 17.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan, and shares that are withheld from such an Award or separately surrendered by the Grantee in payment of any Option Price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

The maximum value of Awards granted during any calendar year to any nonemployee member of the Board or the board of directors of an Affiliate (“Nonemployee Director”), taken together with any cash fees paid to such Nonemployee Director during the calendar year and the value of awards granted to the Nonemployee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $900,000 for the Chair of the Board and (ii) $600,000 for each Nonemployee Director other than the Chair of the Board; provided, however, that awards granted to Nonemployee Directors upon their initial election to the Board or the board of directors of an affiliate shall not be counted towards the limit under this paragraph.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.	Term.

The Plan shall become effective as of the Effective Date. The Plan shall terminate automatically on the 5-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers.

Subject to this Section 6, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-employee member of the Board, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2.	Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.	Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.	Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.	Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.	Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

8.7.	Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8.	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed at the Fair Market Value of a share of Stock on the Grant Date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR.

9.2.	Other Terms.

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.	Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by
(ii)	the number of shares of Stock with respect to which the SAR is exercised.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.	Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2.	Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.	Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights, subject to the terms of Section 17.12.

10.4.	Rights of Holders of Restricted Stock Units.

10.4.1.	Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.9.1 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.	Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.	Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

10.5.	Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.	Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.	General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.	Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3.	Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.	Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Such Awards are referred to as “Performance Awards.”

12.2.	Performance Goals Generally.

The performance goals for Performance Awards shall consist of one or more business or other criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). The Committee may determine the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.3.	Business Criteria.

For purposes of Performance Awards, the Committee may select any business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), including any of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre-or after-tax income (before or after allocation of corporate overhead and bonuses; net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; market capitalization; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

13.	OTHER STOCK-BASED AWARDS

13.1.	Grant of Other Stock-based Awards.

Other Stock-based Awards, consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company, including without limitation, the Company’s Incentive Compensation Plan. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.	Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.	General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

14.2.	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.	Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Original Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Options and other Stock-based Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.	Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a reorganization, merger, exchange or consolidation of the Company or involving the shares of Common Stock (a “Transaction”), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to this Section 15.1.2 in connection with a Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction as long as, at the election of the Committee, (x) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Transaction to exercise the Options or SARs (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Price Option or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.1.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.1.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

15.3.	Definition of Change in Control.

“Change in Control” means:

(1)

Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 15.2, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company, or (iv) any acquisition pursuant to a transaction that complies with Sections 1(d)(3)(A), 1(d)(3)(B) and 1(d)(3)(C).

(2)

Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(3)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

(4)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and is intended to be payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of payment of such Award unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.5.	Effect of Change in Control

The Board shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Change in Control, including, but not limited to, accelerated vesting, termination, cash-out or assumption. The Board may also provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 15.1 and 15.2.

15.6.	Reorganization Which Does Not Constitute a Change in Control.

If the Company undergoes any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

15.7.	Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

16.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1.	Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3.	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates). The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

17.4.	Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5	Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

17.6	Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.	Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the Sate of North Carolina without giving effect to the principles of conflicts of law, provided that the provisions set forth herein that are required to be governed by the Delaware General Corporation Law shall be governed by such law.

17.9.	Section 409A.

17.9.1.	Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

17.9.2.	Adjustments.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

Annex A – Primo Water Corporation 2019 Omnibus Long-Term Incentive Plan

17.10.	Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service. Notwithstanding the foregoing, following grant of an Award, the Board does not have discretion to accelerate vesting of the Award, except upon a Separation from Service due to death or Disability.

17.11.	Transferability of Awards.

17.11.1.	Transfers in General.

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2.	Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.12.	Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Committee. Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

PRIMO WATER CORPORATION

By:
Name:	Matthew T. Sheehan
Title:	CEO
Date:

Annex B – Amendment No. 3 to Primo Water Corporation 2010 Employee Stock Purchase Plan

Annex B – Amendment No. 3 to Primo Water Corporation 2010 Employee Stock Purchase Plan

Amendment No. 3 to
Primo Water Corporation
2010 Employee Stock Purchase Plan

This Amendment No. 3 (“Amendment”) to the 2010 Employee Stock Purchase Plan (the “Existing Plan”; as amended hereby, the “Plan”) of Primo Water Corporation, a Delaware corporation (the “Company”), is adopted by the Company February 28, 2019, subject to approval by the Company’s stockholders (the “Stockholders”).

Statement of Purpose

The Existing Plan was originally approved by the Company’s Board of Directors (the “Board”) on March 5, 2010, and by the Stockholders on April 22, 2010, upon which date it became effective. The Existing Plan was previously amended pursuant to both that certain Amendment No. 1, which was approved by the Board on April 11, 2012 and by the Stockholders on May 16, 2012, and which became effective upon Stockholder approval and that certain Amendment No. 2, which was approved by the Board on March 3, 2017 and by the Stockholders on April 27, 2017, and which became effective upon Stockholder approval. Under Section 10.1 of the Existing Plan, the Board may amend the Existing Plan at any time, contingent on the approval of the Stockholders if Stockholder approval is required by applicable law. The Board has determined that it is in the best interests of the Company to extend the term of the Existing Plan for an additional five years so that the term of the Plan is extended to the fifteenth anniversary of the Effective Date.

NOW, THEREFORE, the Existing Plan is hereby amended as follows, subject to the approval of the Stockholders:

1.	Capitalized Terms. All capitalized terms used and not defined herein shall have the meanings given thereto in the Existing Plan.
2.	Amendment to Existing Plan.

The fourth sentence of ARTICLE XI, TERM OF PLAN is hereby deleted in its entirety and replaced with the following:

“The Plan shall be in effect until the fifteenth anniversary of the Effective Date, unless sooner terminated under Article 10.”

3.

Reference to and Effect on the Plan. The Plan, as amended hereby, and all other documents, instruments and agreements executed or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

***

Effective this 28th day of February 2019, subject to Stockholder approval.

B-1

PRIMO WATER

PRIMO WATER CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Richard A. Brenner 02 Susan E. Cates 03 Charles A. Norris

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. EACH OF ITEMS 1, 2, 3, 4 AND 5 HAS BEEN PROPOSED BY PRIMO WATER CORPORATION.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000407159_1 R1.0.1.18

PRIMO WATER CORPORATION
Proxy for Annual Meeting of Stockholders
May 2, 2019
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew T. Sheehan and David J. Mills, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Common Stock of Primo Water Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Primo Water Corporation to be held May 2, 2019, at 1:00 p.m. local time, at the Corporate Headquarters at 101 North Cherry Street, Suite 501, Winston-Salem, North Carolina 27101, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Receipt of Notice of Annual Meeting and accompanying Proxy Statement is hereby acknowledged.

Please sign and date on the reverse side and return promptly in the enclosed postage paid envelope.

0000407159_2 R1.0.1.18

Continued and to be signed on reverse side